                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]

               Pre-Effective Amendment No. ___                     [ ]

               Post-Effective Amendment No. 14                     [X] 333-57681

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                   [ ]

               Amendment No. 4                                     [X] 811-08833

                        (Check appropriate box or boxes)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                           (Exact name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                           Copy to:

Steven R. Shepard, Esq.                         Frederick R. Bellamy, Esq.
Western Reserve Life Assurance Co. of Ohio      Sutherland Asbill & Brennan LLP
570 Carillon Parkway                            1275 Pennsylvania Avenue, N.W.
St. Petersburg, Florida  33716                  Washington, DC  20004-2415

        It is proposed that this filing will become effective:

        [ ]    immediately upon filing pursuant to paragraph (b)
        [ ]    on May 1, 2005 pursuant to paragraph (b)
        [ ]    60 days after filing pursuant to paragraph (a)(1)
        [X]    on April 29, 2005 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

            Title of securities being registered: Individual variable
                                                  adjustable life insurance
                                                  policies.

                                     PART A

PROSPECTUS

__________, 2005


                                  ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499


                          1-888-804-8461 1-319-398-8572


             AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.


An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
      SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AIM VARIABLE INSURANCE FUNDS                                     SCUDDER INVESTMENTS VIT FUNDS
[ ] AIM V.I. - Growth Fund - Series I Shares                     [ ] Scudder VIT EAFE(R) Equity Index Fund**
[ ] AIM V.I. - Dynamics Fund - Series I Shares                   [ ] Scudder VIT Equity 500 Index Fund
[ ] AIM V.I. - Financial Services Fund - Series I Shares         [ ] Scudder VIT Small Cap Index Fund
    Shares
[ ] AIM V.I. - Health Sciences Fund - Series I Shares            T. ROWE PRICE EQUITY SERIES, INC.
[ ] AIM V.I. - Small Company Growth Fund - Series I Shares       [ ]  T. Rowe Price Blue Chip Growth Portfolio
    Shares                                                       [ ]  T. Rowe Price Equity Income Portfolio
[ ] AIM V.I. - Technology Fund - Series I Shares                 [ ]  T. Rowe Price Mid-Cap Growth Portfolio*
                                                                 [ ]  T. Rowe Price New America Growth Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
[ ]  Balanced Portfolio                                          T. ROWE PRICE FIXED INCOME SERIES, INC.
[ ]  Contrafund(R)Portfolio                                      [ ]  T. Rowe Price Limited-Term Bond Portfolio
[ ]  Growth Portfolio
[ ]  Growth Opportunities Portfolio                              T. ROWE PRICE INTERNATIONAL SERIES, INC.
[ ]  High Income Portfolio                                       [ ]  T. Rowe Price International Stock Portfolio
[ ]  Money Market Portfolio
                                                                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
JANUS ASPEN SERIES                                               [ ]  Emerging Markets Debt Portfolio (Class I)
[ ]  Capital Appreciation Portfolio                              [ ]  Emerging Markets Equity Portfolio (Class I)
[ ]  Flexible Income Portfolio                                   [ ]  U.S. Mid Cap Value Portfolio (Class I)
[ ]  Growth Portfolio
[ ]  International Growth Portfolio                              VANGUARD VARIABLE INSURANCE FUND
[ ]  Mid Cap Growth Portfolio                                    [ ] Vanguard VIF Balanced Portfolio
[ ]  Worldwide Growth Portfolio                                  [ ] Vanguard VIF Capital Growth Portfolio
                                                                 [ ] Vanguard VIF Diversified Value Portfolio
PIMCO VARIABLE INSURANCE TRUST                                   [ ] Vanguard VIF Equity Income Portfolio
[ ] All Asset Portfolio (Administrative Class)                   [ ] Vanguard VIF Equity Index Portfolio
[ ] Real Return Portfolio (Institutional Class)                  [ ] Vanguard VIF Growth Portfolio
[ ] Short-Term Portfolio (Institutional Class)                   [ ] Vanguard VIF High Yield Bond Portfolio
[ ] StocksPLUS Growth and Income Portfolio (Institutional        [ ] Vanguard VIF International Portfolio
    Class)                                                       [ ] Vanguard VIF Mid-Cap Index Portfolio
[ ] Total Return Portfolio (Institutional Class)                 [ ] Vanguard VIF Money Market Portfolio
                                                                 [ ] Vanguard VIF REIT Index Portfolio
ROYCE CAPITAL FUND                                               [ ] Vanguard VIF Short-Term Investment-Grade Portfolio
[ ]  Royce Micro-Cap Portfolio                                   [ ] Vanguard VIF Small Company Growth Portfolio
[ ]  Royce Small-Cap Portfolio                                   [ ] Vanguard VIF Total Bond Market Index Portfolio
                                                                 [ ] Vanguard VIF Total Stock Market Index Portfolio






*     Fund closed to new investors effective April 30, 2004


**    The Board of Scudder EAFE Equity Index Fund has approved the termination and liquidation of the Fund effective on or about July 25, 2005.

TABLE OF CONTENTS


Policy Benefits/Risks Summary...................................................      1
    Policy Benefits.............................................................      1
       The Policy in General....................................................      1
       Flexible Premiums........................................................      1
       Free-Look Period.........................................................      1
       Variable Life Insurance Benefit..........................................      2
       Cash Value...............................................................      2
       Transfers................................................................      2
       Loans....................................................................      3
       Partial Withdrawals and Surrenders.......................................      3
       Tax Benefits.............................................................      3
       Personalized Illustrations...............................................      4
    Policy Risks................................................................      4
       Investment Risks.........................................................      4
       Risk of Lapse............................................................      4
       Tax Risks (Income Tax and MEC)...........................................      5
       Loan Risks...............................................................      5
       Risk of an Increase in Current Fees and Expenses.........................      5
Portfolio Risks.................................................................      5
Fee Tables......................................................................      6
    Transaction Fees............................................................      6
    Periodic Charges Other Than  Portfolio Operating Expenses...................      7
    Annual Portfolio Operating Expenses.........................................      9
Western Reserve, The Separate Account and the Portfolios........................     12
 Western Reserve................................................................     12
    The Separate Account........................................................     12
    The Portfolios..............................................................     13
    Your Right to Vote Portfolio Shares.........................................     18
Charges and Deductions..........................................................     19
    Premium Load................................................................     19
    Deferred Sales Charge.......................................................     20
    Monthly Deduction...........................................................     20
Monthly Contract Charge.........................................................     21
       Monthly Cost of Insurance Charge.........................................     21
       Optional Insurance Riders................................................     22
       Mortality and Expense Risk Charge........................................     22
    Administrative Charges......................................................     22
       Partial Withdrawal Charge................................................     22
       Loan Interest............................................................     23
       Transfer Charge..........................................................     23
       Taxes....................................................................     23
       Portfolio Expenses.......................................................     24
The Policy......................................................................     24
Ownership Rights................................................................     24
    Modifying the Policy........................................................     24
    Purchasing a Policy.........................................................     25
    Replacement of Existing Insurance...........................................     25

    When Insurance Coverage Takes Effect........................................       25
    Free-Look Period............................................................       26
    Backdating a Policy.........................................................       26
Policy Features.................................................................       26
    Premiums....................................................................       26
       Allocating Premiums......................................................       26
       Premium Flexibility......................................................       27
       Planned Periodic Payments................................................       27
       Premium Limitations......................................................       27
       Making Premium Payments..................................................       28
Transfers.......................................................................       28
    General.....................................................................       28
    Disruptive Trading and Market Timing........................................       29
    Transfer Procedures.........................................................       31
    Asset Rebalancing Program...................................................       31
    Third Party Asset Allocation Services.......................................       32
Policy Values...................................................................       32
    Cash Value..................................................................       32
    Net Cash Value..............................................................       33
    Subaccount Value............................................................       33
    Accumulation Units..........................................................       33
    Accumulation Unit Value.....................................................       34
    Net Investment Factor.......................................................       34
Life Insurance Benefit..........................................................       34
    Life Insurance Benefit Options..............................................       35
    Life Insurance Benefit Compliance Tests.....................................       36
    Choosing a Life Insurance Benefit Option....................................
    Changing the Life Insurance Benefit Option..................................       39
    How Life Insurance Benefits May Vary in Amount..............................       39
    Changing the Face Amount....................................................       40
        Decreasing the Face Amount..............................................       40
        Increasing the Face Amount..............................................       40
    Duration of the Policy......................................................       40
    Payment Options.............................................................       41
Surrenders and Partial Withdrawals..............................................       41
    Surrenders..................................................................       41
    Partial Withdrawals.........................................................       41
Loans...........................................................................       42
    General.....................................................................       42
         Interest Rate Charged..................................................       43
         Loan Account Interest Rate Credited....................................       43
         Indebtedness...........................................................       43
         Repayment of Indebtedness..............................................       43
    Effect of Policy Loans......................................................       44
Policy Lapse and Reinstatement..................................................       44
    Lapse.......................................................................       44
    Reinstatement...............................................................       44
Policy Termination..............................................................       45
Federal Income Tax Considerations...............................................       45
    Tax Status of the Policy....................................................       45

    Tax Treatment of Policy Benefits............................................      46
Other Policy Information........................................................      49
    Payments We Make............................................................      49
    Split Dollar Arrangements...................................................      49
Supplemental Benefits (Riders)..................................................      50
    Term Insurance Rider........................................................      50
Additional Information..........................................................      50
    Sale of the Policies........................................................      50
    State Variations............................................................      52
    Legal Proceedings...........................................................      52
    Financial Statements........................................................      52
Table of Contents of the Statement of Additional Information....................      53
Glossary........................................................................      54
Prospectus Back Cover...........................................................
    Personalized Illustrations of Policy Benefits...............................      57
    Inquiries...................................................................      57


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV

This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

THE POLICY IN GENERAL

- The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

- Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

          - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

          - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


- Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


FLEXIBLE PREMIUMS

- You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

- You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

FREE-LOOK PERIOD

- The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

VARIABLE LIFE INSURANCE BENEFIT


- If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.


- CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

            -     Option 1 is the greater of:

                  -     the face amount of the Policy, or

                  - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

            -     Option 2 is the greater of:

                  - the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or

                  - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

            -     Option 3 is the greater of:

                  - the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

                  - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.


- Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

TRANSFERS


- You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax.

- We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

-     An asset rebalancing program is available.

- We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.


- For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.


- To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.

- Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.

PARTIAL WITHDRAWALS AND SURRENDERS

- You may take partial withdrawals of cash value after the first Policy year.The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

- We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

- The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

- If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.


- You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales charge.


-     A partial withdrawal or surrender may have tax consequences.

TAX BENEFITS

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

PERSONALIZED ILLUSTRATIONS

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

- understand the long-term effects of different levels of investment performances,

-     understand the charges and deductions under the Policy, and;

-     compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

INVESTMENT RISKS

The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

RISK OF LAPSE

Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES


                                                            AMOUNT DEDUCTED                AMOUNT DEDUCTED
                                                           MAXIMUM GUARANTEED          CURRENT CHARGE AT TIME OF
        CHARGE               WHEN CHARGE IS DEDUCTED    CHARGE THE POLICY ALLOWS             POLICY ISSUE
-------------------------    ------------------------   ------------------------   ------------------------------------
PERCENT OF PREMIUM LOAD      Upon receipt of premium    11.50% of each premium     11.50% of premium received
                                                        received up to the         up to target premium and
                                                        target premium(1) in all   1.00% of premium received
                                                        years; 4.50% of premium    in excess of target
                                                        received in excess of      premium in  Policy year 1;
                                                        target premium in policy   6.00% of premium received
                                                        year 1 and 7.50% of        up to target premium and
                                                        premium received in        0.50% of premium received
                                                        excess of target premium   in excess of target
                                                        in Policy years 2+         premium in Policy years
                                                                                   2-7; 2.10% of premium received
                                                                                   up to target premium and 0.50%
                                                                                   of premium received in Policy years
                                                                                   8-10; 0.50% of all premium received
                                                                                   in Policy years 11+

PARTIAL WITHDRAWAL CHARGE    Upon withdrawal            2.00% of the amount        We do not currently impose
                                                        withdrawn, not to exceed   the partial withdrawal
                                                        $25.00                     charge

TRANSFER CHARGE              Upon each transfer         $25.00 for each transfer   We do not currently impose
                             beyond 12 transfers in     in excess of 12 per        the transfer charge
                             any Policy year            Policy year

LOAN INTEREST SPREAD(2)      On Policy anniversary or   2.00% (annually)           0.70% (annually) in Policy
                             earlier, as applicable(3)                             years 1 - 17; 0.20%
                                                                                  (annually)in Policy years 18+


(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)


                                                                AMOUNT DEDUCTED                  AMOUNT DEDUCTED
                                 WHEN CHARGE IS         MAXIMUM GUARANTEED CHARGE THE      CURRENT CHARGE AT TIME OF
        CHARGE                      DEDUCTED                    POLICY ALLOWS                    POLICY ISSUE
-------------------------    -----------------------    -----------------------------    -----------------------------
MONTHLY CONTRACT CHARGE       On the effective date      $16.50 per month in the         $16.50 per month in the first
                              and on each monthly        first Policy year and           Policy year and $4.00 in Year
                              deduction day              $10.00 in Year 2+               2+

COST OF INSURANCE (2)         On the effective date
(WITHOUT EXTRA RATINGS)       and on each monthly
                              deduction day
    -  Minimum Charge                                    $0.09 per month per $1000       $0.0138 per month per
                                                         of net amount at risk(3)        $1000 of net amount at
                                                         (Female, Non-Tobacco, Age       risk (Female,
                                                         20, Medical Issue)              Non-Tobacco, Age 20,
                                                                                         Medical Issue)

    -  Maximum Charge                                    $83.33 per month per $1000      $33.04 per month per
                                                         of net amount at risk (Male,    $1000 of net amount at
                                                         Tobacco, Age 99, Guaranteed     risk (Male, Tobacco, Age
                                                         Issue)                          99, Guaranteed Issue)

    -  Charge for a Male,                                $0.50 per month per $1000       $0.11 per month per $1000
       age 48, Guaranteed                                of net amount at risk           of net amount at risk
       Issue, during the
       first Policy year

MORTALITY AND EXPENSE RISK    On the effective date      0.90% (annually) of the  0.70%  (annually) of the CHARGE and on each
                              and on each monthly        average cash value on each       monthly cash value on each valuation
                              deduction day              valuation day                   Policy years 1 - 17, and 0.20%
                                                                                         (annually) of the average
                                                                                         cash

                                                                                         value on each valuation day
                                                                                         in Policy years 18+

DEFERRED SALES LOAD           Annually, on each         1.50% of all premium received    1.50% of the premium
                              Policy anniversary        in Policy year 1                 received up to target
                              during Policy years                                        premium in Policy year 1,
                              2 - 7                                                      and 0.40% of premium
                                                                                         received in excess of
                                                                                         target premium in Policy
                                                                                         year 1

RIDER CHARGES:(4)

TERM LIFE INSURANCE RIDER     On the effective date
                              (date of issue) and
                              on each monthly
     -  Minimum Charge        deduction day             $0.06 per month per $1000        $0.0138 per month per
                                                        of net amount at risk            $1000 of net amount at
                                                                                         risk

                                                        $83.33 per month per $1000 of
                                                        net amount at risk

                                                                                         $33.04 per month per
     -  Maximum Charge                                  $0.50 per month per $1000 of     $1000 of net amount at
                                                        net amount at risk risk

     -  Charge for a Male,                                                               $0.11 per month per $1000
        age 48, Guarantee                                                                of net amount at risk
        Issue


(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.




(4) Charges for the riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

         TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                 LOWEST               HIGHEST
         -----------------------------------------                 ------               -------
(total of all expenses that are deducted from portfolio             0.18%                1.87%
assets, including management fees, distribution (12b-1)
and other expenses)


                       ANNUAL PORTFOLIO OPERATING EXPENSES
                    (expenses deducted from portfolio assets)


The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                                                           FEES AND
                                                                                             GROSS         EXPENSES
                                                                                             TOTAL      CONTRACTUALLY     TOTAL NET
                                                     MANAGEMENT       OTHER       12b-1     ANNUAL        WAIVED OR        ANNUAL
                    PORTFOLIO                            FEES        EXPENSES     FEES     EXPENSES    REIMBURSED (16)    EXPENSES
                    ---------                            ----        --------     ----     --------    ---------------    --------
AIM V.I. - Growth Fund - Series I Shares (5)            0.63%         0.27%       N/A        0.90%          0.00%           0.90%
AIM V.I. - Dynamics- Series I Shares  (6) (7)           0.75%         0.42%       N/A        1.17%          0.00%           1.17%
AIM V.I. - Financial Services-
    Series I Shares  (6) (7)                            0.75%         0.36%       N/A        1.11%          0.00%           1.11%
AIM V.I. - Health Sciences- Series I Shares  (6) (7)    0.75%         0.33%       N/A        1.08%          0.00%           1.08%
AIM V.I. - Small Company Growth-
    Series I Shares  (6) (7) (8)                        0.75%         0.64%       N/A        1.39%          0.09%           1.30%
AIM V.I. - Technology- Series I Shares  (6) (7) (9)     0.75%         0.41%       N/A        1.16%          0.00%           1.16%
Fidelity VIP Balanced  (1)                              0.43%         0.16%       N/A        0.59%          0.00%           0.59%
Fidelity VIP Contrafund(R)(2)                           0.58%         0.09%       N/A        0.67%          0.00%           0.67%
Fidelity VIP Growth  (3)                                0.58%         0.09%       N/A        0.67%          0.00%           0.67%
Fidelity VIP Growth Opportunities  (4)                  0.58%         0.14%       N/A        0.72%          0.00%           0.72%
Fidelity VIP High Income                                0.58%         0.11%       N/A        0.69%          0.00%           0.69%
Fidelity VIP Money Market                               0.20%         0.09%       N/A        0.29%          0.00%           0.29%
Janus Aspen Series Capital Appreciation                 0.64%         0.03%       N/A        0.67%          0.00%           0.67%
    (Institutional Class)(10)
Janus Aspen Series Flexible Income (Institutional       0.50%         0.04%       N/A        0.54%          0.00%           0.54%
    Class)(10)
Janus Aspen Series Growth (Institutional Class)         0.64%         0.02%       N/A        0.66%          0.00%           0.66%
    (10)
Janus Aspen Series International Growth                 0.64%         0.11%       N/A        0.75%          0.00%           0.75%
    (Institutional Class) (10)
Janus Aspen Series Mid Cap Growth (Institutional        0.64%         0.02%       N/A        0.66%          0.00%           0.66%
    Class)(10)
Janus Aspen Series Worldwide Growth                     0.60%         0.06%       N/A        0.66%          0.00%           0.66%
    (Institutional Class) (10)
PIMCO All Asset (Administrative Class)(11)              0.20%        11.32%       N/A       11.52%         10.32%           1.20%

PIMCO Real Return (Institutional Class)(12)             0.25%         0.26%       N/A        0.51%          0.00%           0.51%
PIMCO Short-Term (Institutional Class)                  0.25%         0.20%       N/A        0.45%          0.00%           0.45%
PIMCO StocksPLUS Growth and                             0.40%         0.10%       N/A        0.50%          0.00%           0.50%
      Income (Institutional Class)
PIMCO Total Return (Institutional Class)                0.25%         0.25%       N/A        0.50%          0.00%           0.50%
Royce Micro-Cap                                         1.25%         0.09%       N/A        1.34%          0.00%           1.34%
Royce Small-Cap                                         1.00%         0.15%       N/A        1.15%          0.00%           1.15%
Scudder VIT EAFE(R)Equity Index(13)                     0.45%         0.64%       N/A        1.09%          0.44%           0.65%
Scudder VIT Equity 500 Index(14)                        0.45%         0.10%       N/A        0.55%          0.00%           0.55%
Scudder VIT Small Cap Index(15)                         0.35%         0.26%       N/A        0.61%          0.16%           0.45%
T. Rowe Price Blue Chip Growth                          0.85%         0.00%       N/A        0.85%          0.00%           0.85%
T. Rowe Price Equity Income                             0.85%         0.00%       N/A        0.85%          0.00%           0.85%
T. Rowe Price Mid-Cap Growth                            0.85%         0.00%       N/A        0.85%          0.00%           0.85%
T. Rowe Price Limited-Term Bond                         0.70%         0.00%       N/A        0.70%          0.00%           0.70%
T. Rowe Price New America Growth                        0.85%         0.00%       N/A        0.85%          0.00%           0.85%
T. Rowe Price International Stock                       1.05%         0.00%       N/A        1.05%          0.00%           1.05%
Universal Institutional Funds Emerging Markets          0.80%         0.41%       N/A        1.21%          0.00%           1.21%
    Debt Portfolio (Class I)
Universal Institutional Funds Emerging Markets          1.25%         0.62%       N/A        1.87%          0.00%           1.87%
    Equity (Class I)
Universal Institutional Funds U.S. Mid Cap Value        0.75%         0.37%       N/A        1.12%          0.07%           1.05%
(Class I)
Vanguard VIF Balanced                                   0.19%         0.12%       N/A        0.31%          0.00%           0.31%
Vanguard VIF Capital Growth                             0.19%         0.29%       N/A        0.48%          0.00%           0.48%
Vanguard VIF Diversified Value                          0.30%         0.18%       N/A        0.48%          0.00%           0.48%
Vanguard VIF Equity Income                              0.23%         0.12%       N/A        0.35%          0.00%           0.35%
Vanguard VIF Equity Index                               0.15%         0.03%       N/A        0.18%          0.00%           0.18%
Vanguard VIF Growth                                     0.27%         0.12%       N/A        0.39%          0.00%           0.39%
Vanguard VIF High Yield Bond                            0.20%         0.09%       N/A        0.29%          0.00%           0.29%
Vanguard VIF International                              0.24%         0.23%       N/A        0.47%          0.00%           0.47%
Vanguard VIF Mid-Cap Index                              0.22%         0.07%       N/A        0.29%          0.00%           0.29%
Vanguard VIF Money Market                               0.16%         0.04%       N/A        0.20%          0.00%           0.20%
Vanguard VIF REIT Index                                 0.30%         0.06%       N/A        0.36%          0.00%           0.36%
Vanguard VIF Short-Term Investment-Grade                0.16%         0.04%       N/A        0.20%          0.00%           0.20%
Vanguard VIF Small Company Growth                       0.28%         0.27%       N/A        0.55%          0.00%           0.55%
Vanguard VIF Total Bond Market Index                    0.18%         0.04%       N/A        0.22%          0.00%           0.22%
Vanguard VIF Total Stock Market Index                   0.17%         0.03%       N/A        0.20%          0.00%           0.20%


(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.

(2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

(3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.


(5) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.


(6) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

(7) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

(8) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts used to clear shareholder transactions in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2004.

(9) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

(10) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.

(11) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(12) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.

(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively:(0.65%, 0.90%).

(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively:(0.30%, 0.55%).


(15) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively:(0.45%, 0.70%).


(16) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:


                                                                                        FEES AND
                                                                       GROSS TOTAL       EXPENSES       TOTAL NET
                                      MANAGEMENT      OTHER    12b-1      ANNUAL        WAIVED OR        ANNUAL
             PORTFOLIO                    FEE       EXPENSES    FEES     EXPENSES       REIMBURSED      EXPENSES
             ---------                    ---       --------    ----     --------       ----------      --------
Universal Institutional Funds            1.25%        0.62%     N/A       1.87%           0.09%          1.78%
    Emerging Markets Equity
    Portfolio (Class I)  (i)
Universal Institutional Funds U.S.       0.75%        0.37%     N/A       1.12%           0.07%          1.05%
    Mid Cap Value
    Portfolio (Class I) (i)

      (i) Fund annual expenses listed are prior to any waivers and reimbursements made by the Adviser. The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Debt Portfolio 1.30%, Emerging Markets Equity Portfolio 1.75% and UIF U.S Mid Cap Value Portfolio 1.05%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.06% of such investment related expenses.

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

WESTERN RESERVE

Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE PORTFOLIOS

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


A I M Variable Insurance Funds              -    A I M V.I. Growth Fund seeks
managed by A I M Advisors, Inc.                  capital growth by investing
                                                 principally in seasoned and
                                                 better capitalized companies
                                                 considered to have strong
                                                 earnings momentum.



                                            -    A I M V.I. - Dynamics Fund
                                                 seeks long-term capital
                                                 growth by investing at
                                                 least 65% of its net assets
                                                 in common stocks of
                                                 mid-sized companies.



                                            -    A I M V.I. - Financial
                                                 Services Fund seeks capital
                                                 growth by
                                                 normally investing at least
                                                 80% of its net assets in the
                                                 equity securities and
                                                 equity-related instruments
                                                 of companies involved in
                                                 the financial services sector.



                                            -    A I M V.I. - Health
                                                 Sciences Fund seeks capital
                                                 growth by normally
                                                 investing at least 80% of
                                                 its net assets in the
                                                 equity securities and
                                                 equity-related instruments
                                                 of companies that develop,
                                                 produce or distribute
                                                 products or services
                                                 related to health care.



                                            -    A I M V.I. - Small Company
                                                 Growth Fund seeks long-term
                                                 capital growth by normally
                                                 investing at least 80% of
                                                 its net assets in small
                                                 capitalization companies.



                                            -    A I M V.I. - Technology
                                                 Fund seeks capital growth
                                                 by normally investing at
                                                 least 80% of its net assets
                                                 in equity securities and
                                                 equity-related instruments
                                                 of companies engaged in
                                                 technology-related
                                                 industries.


Fidelity Variable Insurance                 -    Balanced seeks income and
Products Funds - Initial                         capital growth consistent with
Class                                            reasonable risk.
managed by Fidelity Management & Research
Company                                     -    Contrafund(R)seeks long-term
                                                 capital appreciation.

                                            -    Growth seeks to achieve
                                                 capital appreciation.

                                            -    Growth Opportunities seeks to
provide capital growth.

                                            -    High Income seeks a high
                                                 level of current income,
                                                 while also considering
                                                 growth of capital.

                                            -    Money Market seeks as high
                                                 a level of current income
                                                 as is consistent with
                                                 preservation of capital and
                                                 liquidity.


Janus Aspen Series                          -    Capital Appreciation seeks
managed by Janus                                 long-term growth of capital by
Capital Management LLC                           investing primarily in common
                                                 stocks selected for their
                                                 growth potential.



                                            -    Flexible Income seeks to
                                                 obtain maximum total
                                                 return, consistent with
                                                 preservation of capital by
                                                 primarily investing in a
                                                 wide variety of
                                                 income-producing securities
                                                 such as corporate bonds and
                                                 notes, government
                                                 securities and preferred
                                                 stock.

                                            -    Growth seeks long-term
                                                 growth of capital in a
                                                 manner consistent with the
                                                 preservation of capital by
                                                 investing primarily in
                                                 common stocks selected for
                                                 their growth potential.

                                            -    International Growth seeks
                                                 long-term growth of capital
                                                 by investing under normal
                                                 circumstances at least 80%
                                                 of its net assets in
                                                 securities of issuers from
                                                 at least five different
                                                 countries, excluding the
                                                 United States.

                                            -    Mid Cap Growth seeks
                                                 long-term growth of capital
                                                 by investing under normal
                                                 circumstances, at least 80%
                                                 of its net assets in
                                                 securities of mid-sized
                                                 companies whose market
                                                 capitalization falls, at
                                                 the time of initial
                                                 purchase, within the 12
                                                 month average of the
                                                 capitalization range of the
                                                 Russell Midcap Growth
                                                 Index.

                                            -    Worldwide Growth seeks
                                                 long-term growth of capital
                                                 in a manner consistent with
                                                 the preservation of capital
                                                 by investing primarily in
                                                 common stocks of companies
                                                 of any size throughout the
                                                 world.

PIMCO Variable Insurance                    -    All Asset (Administrative
Trust                                            Class)(1)seeks maximum real
managed by Pacific Investment Management         return consistent with
Company LLC                                      preservation of real capital
                                                 and prudent investment
                                                 management by investing its
                                                 assets in shares of the
                                                 Underlying PIMS Funds and does
                                                 not invest directly in stocks
                                                 or bonds or other issuers.

                                            -    Real Return (Institutional
                                                 Class)(1)seeks maximum real
                                                 return, consistent with
                                                 preservation of real
                                                 capital and prudent
                                                 investment management.

                                            -    Short-Term (Institutional
                                                 Class)(1)seeks to obtain
                                                 maximum current income
                                                 consistent with
                                                 preservation of capital and
                                                 daily liquidity by
                                                 investing under normal
                                                 circumstances at least 65%
                                                 of its assets in a
                                                 diversified portfolio of
                                                 Fixed Income instruments of
                                                 varying maturities.

                                            -    StocksPLUS Growth and
                                                 Income (Institutional
                                                 Class)(1)seeks to achieve a
                                                 total return which exceeds
                                                 the total return
                                                 performance of the S&P 500.

                                            -    Total Return (Institutional
                                                 Class)(1)seeks to maximize
                                                 total return, consistent
                                                 with preservation of
                                                 capital and prudent
                                                 investment management by
                                                 investing under normal
                                                 circumstances at least 65%
                                                 of its assets in a
                                                 diversified portfolio of
                                                 Fixed Income instruments of
                                                 varying maturities.

Royce Capital Fund                          -    Royce Micro-Cap seeks
managed by Royce and Associates, LLC             long-term growth of capital by
                                                 investing its assets primarily
                                                 in a broadly diversified
                                                 portfolio of equity securities
                                                 issued by micro-cap companies
                                                 (companies with stock market
                                                 capitalization less than $400
                                                 million).

                                            -    Royce Small-Cap seeks
                                                 long-term growth of capital
                                                 by investing its assets
                                                 primarily in a limited
                                                 number of equity securities
                                                 issued by small companies
                                                 with stock market
                                                 capitalization between $400
                                                 million and $2 billion.

Scudder Investments VIT Funds               -    EAFE(R)Equity Index seeks to
managed by Deutsche Asset Management, Inc.       match, as closely as possible,
                                                 before the deduction of
                                                 expenses, the performance of
                                                 the EAFE(R)Index, which
                                                 measures international stock
                                                 market performance.

                                            -    Equity 500 Index seeks to
                                                 match, as closely as
                                                 possible (before the
                                                 deduction of expenses), the
                                                 performance of the S&P 500
                                                 Index, which emphasizes
                                                 stocks of large US
                                                 companies.

                                            -    Small Cap Index seeks to
                                                 match, as closely as
                                                 possible (before the
                                                 deduction of expenses), the
                                                 performance of the Russell
                                                 2000 Index, which
                                                 emphasizes stocks of small
                                                 US companies.


T. Rowe Price Equity Series,                -    T. Rowe Price Blue Chip Growth
 Inc.                                            seeks to provide long-term
managed by T. Rowe Price Associates, Inc.        growth of capital by investing
                                                 in the common stocks of large
                                                 and medium-sized blue chip
                                                 growth companies; income is a
                                                 secondary objective.



                                            -    T. Rowe Price Equity Income
                                                 seeks to provide
                                                 substantial dividend income
                                                 as well as long-term growth
                                                 of capital through
                                                 investments in the common
                                                 stocks of established
                                                 companies.

                                            -    T. Rowe Price Mid-Cap
                                                 Growth seeks to provide
                                                 long-term capital
                                                 appreciation by investing
                                                 in mid-cap stocks with
                                                 potential for above-average
                                                 earnings growth.

                                            -    T. Rowe Price New America
                                                 Growth seeks to provide
                                                 long-term growth of capital
                                                 by investing primarily in
                                                 the common stocks of
                                                 companies operating in
                                                 sectors T. Rowe Price
                                                 believes will be the
                                                 fastest growing in the
                                                 United States.

T. Rowe Price Fixed Income Series, Inc.          T. Rowe Price Limited-Term
managed by T. Rowe Price Associates, Inc.        seeks a  high level of income
                                                 consistent with moderate
                                                 fluctuations in principal
                                                 value.

T. Rowe Price International                 -    T. Rowe Price International
Series, Inc.                                     Stock seeks long-term growth
managed by T. Rowe Price                         of capital through investments
International, Inc.                              primarily in the common stocks
                                                 of established non-U.S.
                                                 companies.

The Universal                               -    Emerging Markets Debt (Class
Institutional Funds, Inc.                        I) seeks high total return by
managed by Morgan Stanley Investment             investing primarily in fixed
Management Inc. doing business as                income securities of
Van Kampen                                       government and
                                                 government-related issuers
                                                 and, to a lesser extent, of
                                                 corporate issuers in emerging
                                                 market countries.

                                            -    Emerging Markets Equity
                                                 (Class I) seeks long-term
                                                 capital appreciation by
                                                 investing primarily in
                                                 growth-oriented equity
                                                 securities of issuers in
                                                 emerging market countries.

                                            -    U.S. Mid Cap Value (Class
                                                 I) seeks above-average
                                                 total return over a market
                                                 cycle of three to five
                                                 years by investing in
                                                 common stocks of companies
                                                 traded on a U.S. securities
                                                 exchange with
                                                 capitalizations generally
                                                 in the range of companies
                                                 included in the Russell
                                                 Midcap Value Index.

Vanguard Variable Insurance                 -    Balanced seeks to conserve
Fund                                             capital, while providing
managed by the following:                        moderate income and moderate
                                                 long-term growth of capital
                                                 and income.

                                            -    Capital Growth seeks to
                                                 provide long-term growth of
                                                 capital.
Balanced and High Yield Bond - Wellington
Management Company, LLP                     -    Diversified Value seeks to
                                                 provide long-term growth of
                                                 capital and a moderate level
                                                 of dividend income.
Capital Growth - PRIMECAP Management
Company

Diversified Value - Barrow, Hanley,         -    Equity Income seeks to provide
Mewhinney & Strauss                              a relatively high level of
                                                 current income and the
                                                 potential for long-term growth
                                                 of capital and income.

Equity Income - Newell Associates           -    Equity Index seeks to provide
                                                 long-term growth of capital
                                                 and income by attempting to
                                                 match the performance of a
                                                 broad-based market index of
                                                 stocks of large U.S.
                                                 companies.

Equity Index, Mid-Cap Index, Total Stock    -    Growth seeks to provide
Market Index and REIT Index - Vanguard's         long-term growth of capital by
Quantitative Equity Group                        investing primarily in
                                                 large-capitalization stocks of
                                                 high-quality, seasoned U.S.
                                                 companies with records or
                                                 superior growth.

Growth - Alliance Capital Management, L.P.  -    High Yield Bond seeks to
                                                 provide a higher level of
                                                 income by investing primarily
                                                 in a diversified group of
                                                 high-yielding, higher-risk
                                                 corporate bonds with medium-
                                                 and lower-range credit-quality
                                                 ratings, commonly known as
                                                 "junk bonds".

International - Schroder Investment
Management North America Inc.


Money Market, Short-Term Investment-Grade   -    International seeks to provide
and  Total Bond Market Index - Vanguard's        a long-term growth of capital
Fixed Income Group                               by investing primarily in the
                                                 stocks of seasoned companies
                                                 located outside of the United
                                                 States.


Small Company Growth - Granahan Investment  -    Mid-Cap Index seeks to provide
Management, Inc. and                             long-term growth of capital by
Grantham, Mayo, Van Otterloo & Co LLC            attempting to match the
                                                 performance of a broad-based
                                                 market index of stocks of
                                                 medium-size U.S. companies.

                                            -    Money Market seeks to
                                                 provide income while
                                                 maintaining liquidity and a
                                                 stable share price of $1.
                                                 An investment in the
                                                 Portfolio is not insured or
                                                 guaranteed by the FDIC or
                                                 any other government
                                                 agency. Although the
                                                 Portfolio seeks to preserve
                                                 the value of your
                                                 investment at $1 per share,
                                                 it is possible to lose
                                                 money by investing in the
                                                 Portfolio.

                                            -    REIT Index seeks to provide
                                                 a high level of income and
                                                 moderate long-term growth
                                                 of capital.


                                            -    Short-Term Investment-Grade
                                                 seeks income while
                                                 maintaining a high degree
                                                 of stability of principal.


                                            -    Small Company Growth seeks
                                                 to provide long-term growth
                                                 of capital by investing
                                                 primarily in the stocks of
                                                 smaller companies (which,
                                                 at the time of purchase,
                                                 typically have a market
                                                 value of less than

                                                 $1-$2 billion).

                                            -    Total Bond Market Index
                                                 seeks to provide a higher
                                                 level of income by
                                                 attempting to match the
                                                 performance of a
                                                 broad-based market index of
                                                 publicly traded,
                                                 investment-grade bonds.

                                            -    Total Stock Market Index
                                                 seeks to match the
                                                 performance of a benchmark
                                                 index that measures the
                                                 investment return of the
                                                 overall stock market.

(1) Administrative class shares have 12b-1 fees; institutional class shares do not.


We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios. You can find further details in "Additional Information - Sale of the Policies" and in the statement of additional information ("SAI") dated the same day as this prospectus about the payments made by the portfolios and their investment advisors (or their affiliates) and any services we provide in return.



We select the underlying funds offered through this product based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate us for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the investment advisor of the underlying fund, or the distributor of the underlying fund. Finally, when we develop a variable insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include underlying funds based on recommendations made by the fund family or distributor whose selection criteria may differ from our selection criteria.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

      -     the life insurance benefit, cash value and loan benefits;

      -     investment options, including net premium allocations;

      -     administration of elective options; and

      -     the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

      - costs associated with processing and underwriting applications and changes in face amount and riders;

      - expenses of issuing and administering the Policy (including any Policy riders);

      - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

      - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

      - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

      - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.

For Policies issued on or after January 28, 2002, THE PERCENT OF PREMIUM LOAD CURRENTLY EQUALS:

      - 11.50% of premium received up to target premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

      - 6.00% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

      - 2.10% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

      -     0.50% of all premium received thereafter.

Different charges apply to Policies issued prior to January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.

DEFERRED SALES CHARGE

On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

For Policies issued on or after May 1, 2001, the current deferred sales charge equals:

      -     1.50% of premium received up to target premium; and

      -     0.40% of premium received in excess of target premium in Policy Year
            1.


Different charges apply to Policies issued before May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.


Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL TO:

      -     the monthly contract charge; PLUS

      -     the monthly cost of insurance charge for the Policy; PLUS

      - the monthly charge for any benefits provided by riders attached to the Policy; PLUS

      -     a factor representing the mortality and expense risk charge.

MONTHLY CONTRACT CHARGE:

- This charge currently equals $16.50 each Policy month in the first Policy year and $4.00 each month thereafter.

- We can increase this charge, but we guarantee this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

- This charge is used to cover administrative services relating to the Policy.

MONTHLY COST OF INSURANCE CHARGE:

- We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

- The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

            1.    is the monthly cost of insurance rate per $1,000 of insurance;

            2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and

            3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

- This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL INSURANCE RIDERS:

- The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK CHARGE:

- We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

            -     An effective annual rate of 0.70% in Policy years 1-17; and

            -     An effective annual rate of 0.20% thereafter.

Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

PARTIAL WITHDRAWAL CHARGE

-           After the first Policy year, you may make a partial withdrawal.

- When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

-           We currently do not impose this charge.

- We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

-           We will not increase this charge.

LOAN INTEREST

- Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

- If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

- After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.


- The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).


-           We may declare various lower Policy loan interest rates.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

TRANSFER CHARGE

- We currently allow you to make any number of transfers each year free of charge.

- We reserve the right to charge $25 for each transfer over 12 during a Policy year.

- For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

-           We deduct the transfer charge from the amount being transferred.

- Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

-           We will not increase this charge.

- We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

TAXES

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

PORTFOLIO EXPENSES


The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18 to 1.87% in 2004. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.


THE POLICY

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

-           to designate or change beneficiaries;

-           to receive amounts payable before the death of the insured;

- to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

-           to change the owner of this Policy (there may be tax consequences);

- to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

- to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.

No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

Upon notice to you, we may modify the Policy:

- to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

- to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

- to reflect a change (permitted by the Policy) in the operation of the separate account; or

-           to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

Our current minimum face amount of a Policy is generally $25,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

      -     the date of your application; or

      - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under
Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

            -     the cash value as of the date the Policy is returned; or

            -     the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES

PREMIUMS

ALLOCATING PREMIUMS

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

      -     allocation percentages must be in whole numbers; and

      - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.


You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY


You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.


PLANNED PERIODIC PAYMENTS

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

PREMIUM LIMITATIONS

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

MAKING PREMIUM PAYMENTS


We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.


If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                       M & T Bank
                       ABA #022000046
                       For credit to: Western Reserve Life
                       Account #: 89487643
                       Include your name and Policy number on all correspondence TRANSFERS

GENERAL


You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:


       - You may request transfers in writing (in a form we accept), or by fax to our administrative office.

       - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

       - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

       - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

       - Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

       - We consider all transfers made in any one day to be a single transfer.

       - Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.

DISRUPTIVE TRADING AND MARKET TIMING


STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.



Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.






We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.



DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.



DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by (other than overnight) U.S. Mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:


-           impose redemption fees on transfers;



-           expressly limit the number or size of transfers in a given period;
            or



-           provide a certain number of allowable transfers in a given period.



Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.



Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this Policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the Policy.



Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the Policies, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the Policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.



UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.



OMNIBUS ORDER. Policy owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.


TRANSFER PROCEDURES

To make a transfer via fax, send your instructions to 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time.

Please note the following regarding fax transfers:

      - We will employ reasonable procedures to confirm that fax instructions are genuine.

      - Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

      - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

      - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.


We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:

            - you must submit a completed asset rebalancing request form to us at our administrative office; and

            - you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:

            - we receive your request to discontinue participation at our administrative office;

            - you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

            - you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES

CASH VALUE

Your Policy's cash value:

- Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

-           Serves as the starting point for calculating values under a Policy.

- Equals the sum of all values in each subaccount and the loan account.

-           Is determined on the effective date and on each valuation day.

- Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY VALUATION DATE EQUALS:

-           the cash value as of such date; MINUS


-           any outstanding indebtedness.


SUBACCOUNT VALUE


Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.


ACCUMULATION UNITS

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

      -     partial withdrawals or transfers from a subaccount;

      -     surrender of the Policy;

      -     payment of the life insurance benefit proceeds;

      -     Policy loans; and

      -     the monthly deduction.

THE NUMBER OF ACCUMULATION UNITS IN ANY SUBACCOUNT ON ANY MONTHLY DEDUCTION DAY
EQUALS:

      - the initial units purchased at accumulation unit value at the end of the free-look period; PLUS

      -     units purchased with additional net premium(s); PLUS

      - units purchased via transfers from another subaccount or the loan account; MINUS

      -     units redeemed to pay for monthly deductions; MINUS

      -     units redeemed to pay for partial withdrawals; MINUS

      - units redeemed as part of a transfer to another subaccount or the loan account; MINUS

      -     units redeemed to pay transfer charges.

ACCUMULATION UNIT VALUE

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

-     the result of

            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

            - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.


LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured's death, written direction on how to pay the death benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT PROCEEDS EQUAL:

-           the life insurance benefit (described below); MINUS

-           any monthly deductions due during the late period (if applicable);
            MINUS

-           any outstanding indebtedness or due and unpaid charges; PLUS

-           any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS


The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.


LIFE INSURANCE BENEFIT UNDER OPTION 1   1.    the face amount of the Policy; OR
IS THE GREATER OF:                      2.    the applicable percentage called the "limitation
                                              percentage," MULTIPLIED BY
                                        -     the cash value on the insured's date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

LIFE INSURANCE BENEFIT UNDER OPTION 2   1.    the face amount; PLUS
IS THE GREATER OF:                      -     the cash value on the insured's date of death; OR
                                        2.    the limitation percentage; MULTIPLIED BY
                                        -     the cash value on the insured's date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

LIFE INSURANCE BENEFIT UNDER OPTION 3   1.      the face amount; PLUS
IS THE GREATER OF:                      -     cumulative premiums paid; LESS
                                        -     cumulative partial withdrawals; OR
                                        2.      the limitation percentage; MULTIPLIED BY
                                        -     the cash value on the insured's date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

          *                       *                         *

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

              LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST


  INSURED'S               INSURED'S
  ATTAINED                 ATTAINED                INSURED'S
   AGE ON                   AGE ON                ATTAINED AGE
   POLICY    LIMITATION     POLICY    LIMITATION   ON POLICY     LIMITATION
ANNIVERSARY  PERCENTAGE  ANNIVERSARY  PERCENTAGE  ANNIVERSARY    PERCENTAGE
-----------  ----------  -----------  ----------  ------------   -----------
   0-40         250           59          134         78            105
     41         243           60          130         79            105
     42         236           61          128         80            105
     43         229           62          126         81            105
     44         222           63          124         82            105
     45         215           64          122         83            105
     46         209           65          120         84            105
     47         203           66          119         85            105
     48         197           67          118         86            105
     49         191           68          117         87            105
     50         185           69          116         88            105
     51         178           70          115         89            105
     52         171           71          113         90            105
     53         164           72          111         91            104
     54         157           73          109         92            103
     55         150           74          107         93            102
     56         146           75          105      94-99            101
     57         142           76          105     100 and older     100
     58         138           77          105

           LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST

  INSURED'S                 INSURED'S
  ATTAINED                   ATTAINED                  INSURED'S
   AGE ON                    AGE ON                   ATTAINED AGE
   POLICY     LIMITATION     POLICY      LIMITATION    ON POLICY    LIMITATION
ANNIVERSARY   PERCENTAGE   ANNIVERSARY   PERCENTAGE   ANNIVERSARY   PERCENTAGE
-----------  ------------  -----------  ------------  ------------  ------------
             Male  Female               Male  Female                Male  Female
             ----  ------               ----  ------                ----  ------
    20        631    751        47       267    312        74       137    148
    21        612    727        48       259    303        75       135    145
    22        595    704        49       251    294        76       133    142
    23        577    681        50       244    285        77       131    139
    24        560    659        51       237    276        78       129    136
    25        542    638        52       230    268        79       127    134
    26        526    617        53       224    261        80       125    131
    27        509    597        54       218    253        81       124    129
    28        493    578        55       212    246        82       122    127
    29        477    559        56       206    239        83       121    125
    30        462    541        57       201    232        84       119    123
    31        447    523        58       195    226        85       118    121
    32        432    506        59       190    219        86       117    119
    33        418    489        60       186    213        87       116    118
    34        404    473        61       181    207        88       115    117
    35        391    458        62       177    201        89       114    115
    36        379    443        63       172    196        90       113    114
    37        366    428        64       168    191        91       112    113
    38        355    414        65       164    186        92       111    111
    39        343    401        66       161    181        93       110    110
    40        332    388        67       157    176        94       109    109
    41        322    376        68       154    172        95       107    108
    42        312    364        69       151    167        96       106    106
    43        302    353        70       148    163        97       105    105
    44        293    342        71       145    159        98       103    103
    45        284    332        72       142    155        99       102    102
    46        275    322        73       140    152       100       100    100

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

-     You may not change between Options 2 and 3.

-     You must send your written request to our administrative office.

-     We may require proof of insurability.

- The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

- You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

- If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

- If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

- You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

- There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE FACE AMOUNT:

-           You must send your written request to our administrative office.

-           You may not decrease your face amount lower than $25,000.

- You may not decrease your face amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.

- A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE FACE AMOUNT:

-           You must submit a written application to our administrative office.

-           You must submit additional evidence of insurability as requested.

-           We reserve the right to decline any increase request.

- You do not need to increase your premium, but there must be enough net cash value to cover the next month deduction after the increase becomes effective.

- An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.


- The two year period in the incontestability and suicide exclusion provision will each start on the date when such increase takes effect.


- IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL WITHDRAWAL:

- You must send your written partial withdrawal request with an original signature to our administrative office.

- The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

-     There is no limit to the number of partial withdrawals per Policy year.

- The partial withdrawal will be deducted from each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

- You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

- We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our administrative office.

- We will deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

- The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.




- You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

-     A partial withdrawal may have tax consequences.

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

LOANS

GENERAL

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:                         -

-           We may require you to borrow at least $500.


- The maximum amount you may borrow is 90% of the net cash value (the cash value MINUS any outstanding loan amount).


- Outstanding loans have priority over the claims of any assignee or other person.

-           The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

INTEREST RATE CHARGED

If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:

- The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

- The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

- We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.




- We will give notice of any change in the annual interest rate within 30 days of the change.

LOAN ACCOUNT INTEREST RATE CREDITED

We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

INDEBTEDNESS

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

REPAYMENT OF INDEBTEDNESS

You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

- submit a written application for reinstatement to our administrative office;

-     provide evidence of insurability satisfactory to us;

- make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

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

-     either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

-     the end of the late period;

-     the date the insured dies; or

-     the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

- All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

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

- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

- If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.



LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to
U. S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


ESTATE, GIFT AND GENERATION -SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION

PAYMENTS WE MAKE

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

      - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

      - the SEC permits, by an order, the postponement for the protection of policyowners; OR

      - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions,

PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.


SUPPLEMENTAL BENEFITS (RIDERS)

The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE RIDER:

      -     The rider increases the Policy's life insurance benefit.

      - The rider may be purchased at the time of application or after the Policy is issued.

      -     The term insurance rider terminates at age 100.

      - You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.

      - The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION

SALE OF THE POLICIES

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

We have entered into a distribution agreement with our affiliate, AFSG Securities Corporation ("AFSG"), for the distribution and sales of the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws, and that sell the Policies through written agreements with AFSG.

The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, the maximum sales commission payable is expected to range from 20% of target premium; and 3.2% of excess of target premium in the first Policy year to 2.4% of all premium in Policy years 8+. We will also pay an additional trail commission of 0.10% on the account value after the first Policy year. Different commissions apply for Policies issued prior to May 1, 2001.


To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards. These various payments give selling firms an incentive to recommend this product over others.


The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

      -     the premium load;

      -     the annual deferred sales load;

      -     the monthly contract charge;

      -     the mortality and expense risk charge; and

      - revenues, if any, that we receive from the underlying fund portfolios or their managers.

Other incentives or payments, like commissions, are not charged to the policyowners or the separate account.

Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.

All such sales representatives are registered with the NASD and with the state in which they do business. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

The financial statements of Western Reserve and the separate account are included in the SAI.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy - General Provisions
      Entire Contract
      Information in the Application for this Policy
      Ownership Rights
            Changing the Owner
            Choosing the Beneficiary
            Changing the Beneficiary
            Assigning the Policy
      Selecting the Tax Test
      Our Right to Contest the Policy
      Suicide Exclusion
      Misstatement of Age or Sex
      Modifying the Policy
      Addition, Deletion, or Substitution of Investments
Additional Information
      Settlement Options
            Fixed Period Option
            Life Income Option
            Joint and Survivor Income Option
      Additional Information about Western Reserve and the Separate Account
      Changes to the Separate Account
      Potential Conflicts of Interest
      Legal Matters
      Variations in Policy Provisions
      Personalized Illustrations of Policy Benefits
      Sale of the Policies
      Reports to Owners
      Claims of Creditors
      Records
      Additional Information
      Independent Auditors
      Financial Statements
Underwriting
      Underwriting Standards
IMSA
Performance Data
      Other Performance Data in Advertising Sales Literature
      Western Reserve's Published Ratings
Index to Financial Statements
         WRL Series Life Corporate Account
         Western Reserve Life Assurance Co. of Ohio

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.


administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.


cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.


Code - The Internal Revenue Code of 1986, as amended.

due proof of death - Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period - The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period varies by state.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.

policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our - Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) - The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:


                      Western Reserve Life Assurance Co. of Ohio
                      4333 Edgewood Road NE
                      Mail Stop 2390
                      Cedar Rapids, Iowa 52499
                      1-888-804-8461
                      Facsimile: 1-319-369-2378
                      (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)


More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

SEC FILE NO. 333-5768/811-08833

P R O S P E C T U S
_________________, 2005


                                  ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499

                          1-888-804-8461 1-319-398-8572


             AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.


An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS        RYDEX VARIABLE TRUST
[ ]  Contrafund(R) Portfolio                      [ ]  Nova Fund
                                                  [ ]  OTC Fund

FIRST EAGLE VARIABLE FUNDS, INC.
[ ] First Eagle Overseas Variable Fund            T. ROWE PRICE EQUITY SERIES, INC.
                                                  [ ]  T. Rowe Price Equity Income Portfolio
JANUS ASPEN SERIES                                [ ]  T. Rowe Price Mid-Cap Growth Portfolio*
[ ] Balanced  Portfolio
[ ] Capital Appreciation Portfolio                THIRD AVENUE VARIABLE SERIES TRUST
[ ] Flexible Income Portfolio                     [ ]  Third Avenue Value Portfolio
[ ] International Growth Portfolio
[ ] Mid Cap Growth Portfolio                      VANGUARD VARIABLE INSURANCE FUND
[ ] Worldwide Growth Portfolio                    [ ]  Vanguard VIF Balanced Portfolio
                                                  [ ]  Vanguard VIF Capital Growth Portfolio

PBHG INSURANCE SERIES FUND                        [ ]  Vanguard VIF Diversified Value Portfolio
[ ] PBHG Large Cap Growth Portfolio               [ ]  Vanguard VIF Equity Index Portfolio
[ ] PBHG Select Value Portfolio                   [ ]  Vanguard VIF High Yield Bond Portfolio
                                                  [ ]  Vanguard VIF International Portfolio

PIMCO VARIABLE INSURANCE TRUST                    [ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ] All Asset Portfolio (Administrative Class)    [ ]  Vanguard VIF Money Market Portfolio
[ ] High Yield Portfolio (Institutional Class)    [ ]  Vanguard VIF REIT Index Portfolio
[ ] Real Return Portfolio (Institutional Class)   [ ]  Vanguard VIF Short-Term Investment-Grade Portfolio
[ ] Total Return Portfolio (Institutional Class)  [ ]  Vanguard VIF Small Company Growth Portfolio
                                                  [ ]  Vanguard VIF Total Bond Market Index Portfolio
ROYCE CAPITAL FUND                                [ ]  Vanguard VIF Total Stock Market Index Portfolio
[ ] Royce Micro-Cap Portfolio


* Fund closed to new investors effective April 30, 2004

TABLE OF CONTENTS


Policy Benefits/Risks Summary...........................................    1
    Policy Benefits.....................................................    1
       The Policy in General............................................    1
       Flexible Premiums................................................    1
       Free-Look Period.................................................    1
       Variable Life Insurance Benefit..................................    2
       Cash Value.......................................................    2
       Transfers........................................................    2
       Loans............................................................    3
       Partial Withdrawals and Surrenders...............................    3
       Tax Benefits.....................................................    3
       Personalized Illustrations.......................................    4
    Policy Risks........................................................    4
       Investment Risks.................................................    4
       Risk of Lapse....................................................    4
       Tax Risks (Income Tax and MEC)...................................    5
       Loan Risks.......................................................    5
       Risk of an Increase in Current Fees and Expenses.................    5
Portfolio Risks.........................................................    5
Fee Tables..............................................................    6
    Transaction Fees....................................................    6
    Periodic Charges Other Than  Portfolio Operating Expenses...........    7
    Annual Portfolio Operating Expenses.................................    9
Western Reserve, The Separate Account and the Portfolios................   11
Western Reserve.........................................................   11
    The Separate Account................................................   11
    The Portfolios......................................................   11
    Your Right to Vote Portfolio Shares.................................   16
Charges and Deductions..................................................   16
    Premium Load........................................................   17
    Deferred Sales Charge...............................................   17
    Monthly Deduction...................................................   18
Monthly Contract Charge.................................................   18
       Monthly Cost of Insurance Charge.................................   18
       Optional Insurance Riders........................................   19
       Mortality and Expense Risk Charge................................   19
    Administrative Charges..............................................   20
       Partial Withdrawal Charge........................................   20
       Loan Interest....................................................   20
       Transfer Charge..................................................   20
       Taxes............................................................   21
       Portfolio Expenses...............................................   21
The Policy..............................................................   21
Ownership Rights........................................................   21
    Modifying the Policy................................................   22
    Purchasing a Policy.................................................   22
    Replacement of Existing Insurance...................................   22
    When Insurance Coverage Takes Effect................................   22

    Free-Look Period....................................................   23
    Backdating a Policy.................................................   23
Policy Features.........................................................   23
    Premiums............................................................   24
       Allocating Premiums..............................................   24
       Premium Flexibility..............................................   24
       Planned Periodic Payments........................................   24
       Premium Limitations..............................................   25
       Making Premium Payments..........................................   25
Transfers...............................................................   25
    General.............................................................   25
    Disruptive Trading and Market Timing................................   26
    Transfer Procedures.................................................   28
    Asset Rebalancing Program...........................................   29
    Third Party Asset Allocation Services...............................   29
Policy Values...........................................................   30
    Cash Value..........................................................   30
    Net Cash Value......................................................   30
    Subaccount Value....................................................   30
    Accumulation Units..................................................   30
    Accumulation Unit Value.............................................   31
    Net Investment Factor...............................................   31
Life Insurance Benefit..................................................   32
    Life Insurance Benefit Options......................................   32
    Life Insurance Benefit Compliance Tests.............................   34
    Choosing a Life Insurance Benefit Option............................   35
    Changing the Life Insurance Benefit Option..........................   36
    How Life Insurance Benefits May Vary in Amount......................   36
    Changing the Face Amount............................................   37
        Decreasing the Face Amount......................................   37
        Increasing the Face Amount......................................   37
    Duration of the Policy..............................................   38
    Payment Options.....................................................   38
Surrenders and Partial Withdrawals......................................   38
    Surrenders..........................................................   38
    Partial Withdrawals.................................................   38
Loans    ...............................................................   39
    General.............................................................   39
         Interest Rate Charged..........................................   40
         Loan Account Interest Rate Credited............................   40
         Indebtedness...................................................   40
         Repayment of Indebtedness......................................   40
    Effect of Policy Loans..............................................   41
Policy Lapse and Reinstatement..........................................   41
    Lapse...............................................................   41
    Reinstatement.......................................................   41
Policy Termination......................................................   42
Federal Income Tax Considerations.......................................   42
    Tax Status of the Policy............................................   42
    Tax Treatment of Policy Benefits....................................   43

Other Policy Information................................................   46
    Payments We Make....................................................   46
    Split Dollar Arrangements...........................................   46
Supplemental Benefits (Riders)..........................................   47
    Term Insurance Rider................................................   47
Additional Information..................................................   47
    Sale of the Policies................................................   47
    State Variations....................................................   49
    Legal Proceedings...................................................   49
    Financial Statements................................................   49
Table of Contents of the Statement of Additional Information............   50
Glossary ...............................................................   51
Prospectus Back Cover...................................................
    Personalized Illustrations of Policy Benefits.......................   54
    Inquiries...........................................................   54


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV

This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

THE POLICY IN GENERAL

- The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

- Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

            - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

            - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


- Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


FLEXIBLE PREMIUMS

- You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

- You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

FREE-LOOK PERIOD

- The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

VARIABLE LIFE INSURANCE BENEFIT


- If the insured dies while the Policy is in force, we will pay a lifes insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.


- CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

            -     Option 1 is the greater of:

                  -     the face amount of the Policy, or

                  - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

            -     Option 2 is the greater of:

                  - the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or

                  - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

            -     Option 3 is the greater of:

                  - the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

                  - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.


- Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

TRANSFERS


- You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax.

- We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

-     An asset rebalancing program is available.

- We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.


- For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.


- To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.

- Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.

PARTIAL WITHDRAWALS AND SURRENDERS

- You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

- We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

- The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

- If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.


- You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales charge.


-     A partial withdrawal or surrender may have tax consequences.

TAX BENEFITS

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

PERSONALIZED ILLUSTRATIONS

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

      - understand the long-term effects of different levels of investment performances,

      -     understand the charges and deductions under the Policy, and;

      -     compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

INVESTMENT RISKS

The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

RISK OF LAPSE

Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES


                                                     AMOUNT DEDUCTED
                                                         MAXIMUM                             AMOUNT DEDUCTED
                       WHEN CHARGE IS               GUARANTEED CHARGE                        CURRENT CHARGE AT
     CHARGE              DEDUCTED                  THE  POLICY ALLOWS                      TIME OF POLICY ISSUE
------------------  ----------------------  ----------------------------------  -----------------------------------------
PERCENT OF PREMIUM  Upon receipt of         11.50% of each premium received up  11.50% of premium received up to
LOAD                premium                 to the target premium(1)  in all    target premium and 1.00% of premium
                                            years; 4.50% of premium received    received in excess of target premium
                                            in excess of target premium in      in Policy year 1; 6.00% of premium
                                            policy year 1 and 7.50% of premium  received up to target premium and 0.50%
                                            received in excess of target        of premium received in excess of
                                            premium in Policy years 2+          target premium in Policy years 2-7; 2.10%
                                                                                of premium received up to target premium
                                                                                and 0.50% of premium received in Policy
                                                                                years 8-10; 0.50% of all premium
                                                                                received in Policy years 11+

PARTIAL WITHDRAWAL  Upon withdrawal         2.00% of the amount                 We do not currently impose the
CHARGE                                      withdrawn, not to                   partial withdrawal charge
                                            exceed $25.00

TRANSFER CHARGE     Upon each transfer      $25.00 for each                     We do not currently impose the
                    beyond 12 transfers in  transfer in excess of               transfer charge
                    any Policy year         12 per Policy year

LOAN INTEREST       On Policy anniversary   2.00% (annually)                    0.70% (annually) in Policy years 1 -
SPREAD(2)           or earlier, as                                              17; 0.20% (annually) in Policy years
                    applicable(3)                                               18+


(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)


                                                        AMOUNT DEDUCTED                      AMOUNT DEDUCTED
                            WHEN CHARGE IS             MAXIMUM GUARANTEED                   CURRENT CHARGE AT
        CHARGE                 DEDUCTED            CHARGE THE POLICY ALLOWS               TIME OF POLICY ISSUE
-----------------------  --------------------  ---------------------------------  ---------------------------------------
MONTHLY CONTRACT CHARGE  On the effective      $16.50 per month in the            $16.50 per month in the first
                         date and on each      first Policy year and              Policy year and $4.00 in Year 2+
                         monthly  deduction    $10.00 in Year 2+
                         day

COST OF INSURANCE(2)     On the effective
(WITHOUT EXTRA           date and on each
RATINGS)                 monthly  deduction
                         day                   $0.09 per month per $1000 of       $0.0138 per month per $1000 of net
   -   Minimum                                 net amount at risk(3) (Female,     amount at risk (Female, Non-Tobacco,
       Charge                                  Non-Tobacco, Age 20,               Age 20, Medical Issue)
                                               Medical Issue )

   -   Maximum                                 $83.33 per month per $1000 of net  $33.04 per month per $1000 of net amount
       Charge                                  amount at risk                     at risk (Male, Tobacco,
                                               (Male, Tobacco, Age 99,            Age 99, Guaranteed
                                               Guaranteed Issue)                  Issue)

                                               $0.50 per month per $1000 of       $0.11 per month per $1000 of net
   -   Charge for a                            net amount at risk                 amount at risk
       Male, age  48,
       Guaranteed
       Issue, during
       the first Policy
       year

MORTALITY AND            On the effective      0.90% (annually) of the            0.70% (annually) of the average
EXPENSE RISK CHARGE      date and on each      average cash value on              cash value on each valuation day Policy
                         monthly deduction     each valuation day                 years 1 - 17, and 0.20% (annually)
                         day                                                      of the average cash

                                                                                  value on each valuation
                                                                                  day in Policy years 18+

DEFERRED SALES LOAD      Annually, on each     1.50% of all premium               1.50% of the premium
                         Policy anniversary    received in Policy year 1          received up to target
                         during Policy years                                      premium in Policy year 1,
                         2 - 7                                                    and 0.40% of premium received in
                                                                                  excess of target
                                                                                  premium in Policy year 1

RIDER CHARGES:(4)

TERM LIFE INSURANCE      On the effective
RIDER                    date (date of issue)
                         and on each
                         monthly deduction     $0.06 per month per $1000 of      $0.0138 per month per $1000 of net
                         day                   net amount at risk                amount at risk

   -   Minimum Charge                          $83.33 per month per $1000
                                               of net amount at risk             $33.04 per month per $1000 of net
   -   Maximum Charge                                                            amount at risk
                                               $0.50 per month per $1000 of
                                               net amount at risk
                                                                                 $0.11 per month per
                                                                                 $1000 of net amount at
   -   Charge for a                                                              risk
       Male, age 48,
       Guarantee Issue


(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.




(4) Charges for the riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.


The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   LOWEST   HIGHEST
-----------------------------------------                   ------   -------
(total of all expenses that are deducted from                0.18%    1.54%
portfolio assets, including
management fees, distribution (12b-1) and other expenses)


                       ANNUAL PORTFOLIO OPERATING EXPENSES
                    (expenses deducted from portfolio assets)


The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                                  FEES AND
                                                                       GROSS      EXPENSES
                                                                       TOTAL    CONTRACTUALLY  TOTAL NET
                                        MANAGEMENT   OTHER    12b-1    ANNUAL     WAIVED OR      ANNUAL
              PORTFOLIO                   FEES      EXPENSES   FEES   EXPENSES   REIMBURSED     EXPENSES
--------------------------------------  ----------  --------  ------  --------  -------------  ----------
Fidelity VIP Contrafund(R)  (1)           0.58%       0.09%     N/A     0.67%       0.00%        0.67%
First Eagle Overseas                      0.75%       0.37%    0.25%    1.37%       0.00%        1.37%
Janus Aspen Series Balanced               0.55%       0.02%     N/A     0.57%       0.00%        0.57%
 (Institutional Class)  (2)
Janus Aspen Series Capital                0.64%       0.03%     N/A     0.67%       0.00%        0.67%
 Appreciation (Institutional
     Class) (2)
Janus Aspen Series Flexible               0.50%       0.04%     N/A     0.54%       0.00%        0.54%
 Income (Institutional Class) (2)
Janus Aspen Series International          0.64%       0.11%     N/A     0.75%       0.00%        0.75%
 Growth (Institutional Class) (2)
Janus Aspen Series Mid Cap                0.64%       0.02%     N/A     0.66%       0.00%        0.66%
 Growth (Institutional Class) (2)
Janus Aspen Series Worldwide              0.60%       0.06%     N/A     0.66%       0.00%        0.66%
 Growth (Institutional Class) (2)
PBHG Large Cap Growth                     0.75%       0.31%     N/A     1.06%       0.00%        1.06%
 Portfolio  (3)
PBHG Select Value Portfolio  (4)          0.65%       0.25%     N/A     0.90%       0.00%        0.90%
PIMCO All Asset (Administrative           0.20%      11.32%     N/A    11.52%      10.32%        1.20%
 Class)  (5)
PIMCO High Yield (Institutional           0.25%       0.35%     N/A     0.60%       0.00%        0.60%
 Class)
PIMCO Real Return                         0.25%       0.26%     N/A     0.51%       0.00%        0.51%
 (Institutional Class)  (6)
PIMCO Total Return                        0.25%       0.25%     N/A     0.50%       0.00%        0.50%
 (Institutional Class)
Royce Micro-Cap                           1.25%       0.09%     N/A     1.34%       0.00%        1.34%
Rydex Nova  (7)                           0.75%       0.79%     N/A     1.54%       0.00%        1.54%
Rydex OTC  (7)                            0.75%       0.78%     N/A     1.53%       0.00%        1.53%

T. Rowe Price Equity Income               0.85%       0.00%     N/A     0.85%       0.00%        0.85%
T. Rowe Price Mid-Cap Growth              0.85%       0.00%     N/A     0.85%       0.00%        0.85%
Third Avenue Value Portfolio  (8)         0.90%       0.34%     N/A     1.24%       0.00%        1.24%
Vanguard VIF Balanced                     0.19%       0.12%     N/A     0.31%       0.00%        0.31%
Vanguard VIF Capital Growth               0.19%       0.29%     N/A     0.48%       0.00%        0.48%
Vanguard VIF Diversified Value            0.30%       0.18%     N/A     0.48%       0.00%        0.48%
Vanguard VIF Equity Index                 0.15%       0.03%     N/A     0.18%       0.00%        0.18%
Vanguard VIF High Yield Bond              0.20%       0.09%     N/A     0.29%       0.00%        0.29%
Vanguard VIF International                0.24%       0.23%     N/A     0.47%       0.00%        0.47%
Vanguard VIF Mid-Cap Index                0.22%       0.07%     N/A     0.29%       0.00%        0.29%
Vanguard VIF Money Market                 0.16%       0.04%     N/A     0.20%       0.00%        0.20%
Vanguard VIF REIT Index                   0.30%       0.06%     N/A     0.36%       0.00%        0.36%
Vanguard VIF Short-Term
 Investment-Grade                         0.16%       0.04%     N/A     0.20%       0.00%        0.20%
Vanguard VIF Small Company Growth         0.28%       0.27%     N/A     0.55%       0.00%        0.55%
Vanguard VIF Total Bond Market Index      0.18%       0.04%     N/A     0.22%       0.00%        0.22%
Vanguard VIF Total Stock Market Index     0.17%       0.03%     N/A     0.20%       0.00%        0.20%


(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.





(2) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.



(3) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fee payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.10%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.10%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



(4) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



(5) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


(6) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.



(7) Rydex Investments has voluntarily agreed to reimburse the expense if they exceed a certain level. Including this reimbursement, the annual operating expense was 1.22% This arrangement may be discontinued at any time.



(8) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.


WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

WESTERN RESERVE

Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE PORTFOLIOS

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S).

FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

Fidelity Variable Insurance          -     Contrafund(R) seeks long-term capital
Products Funds - Initial                   appreciation.
Class
managed by Fidelity Management &
Research Company

First Eagle Variable Funds, Inc.     -     First Eagle Overseas seeks long-term
managed by Arnhold and S.                  growth of capital by investing
Bleichroeder Advisers, LLC                 primarily in equities, including
                                           common and preferred stock,
                                           warrants, or other similar rights,
                                           and convertible securities, issued
                                           by small and medium size, non-U.S.
                                           companies.





Janus Aspen Series                   -     Balanced seeks long-term capital
managed by Janus Capital Management        growth, consistent with preservation
LLC                                        of capital and balanced by current
                                           income.

                                     -     Capital Appreciation seeks long-term
                                           growth of capital by investing
                                           primarily in common stocks selected
                                           for their growth potential.

                                     -     Flexible Income seeks to obtain
                                           maximum total return, consistent
                                           with preservation of capital by
                                           primarily investing in a wide
                                           variety of income-producing
                                           securities such as corporate bonds
                                           and notes, government securities and
                                           preferred stock.

                                     -     International Growth seeks long-term
                                           growth of capital by investing under
                                           normal circumstances at least 80% of
                                           its net assets in securities of
                                           issuers from at least five different
                                           countries, excluding the United
                                           States.

                                     -     Mid Cap Growth seeks long-term
                                           growth of capital by investing under
                                           normal circumstances, at least 80%
                                           of its net assets in securities of
                                           mid-sized companies whose market
                                           capitalization falls, at the time of
                                           initial purchase, within the 12
                                           month average of the capitalization
                                           range of the Russell Midcap Growth
                                           Index.

                                     -     Worldwide Growth seeks long-term
                                           growth of capital in a manner
                                           consistent with the preservation of
                                           capital by investing primarily in
                                           common stocks of companies of any
                                           size throughout the world.

PBHG Insurance Series Fund           -     Large Cap Growth seeks to provide
managed by Liberty Ridge Capital,          investors long term growth of
Inc..                                      capital by investing, under normal
                                           market conditions, at least 80% of
                                           its assets in growth securities,
                                           such as common stocks, of large
                                           capitalization companies.

                                     -     Select Value seeks to provide
                                           investors long-term growth of
                                           capital and income by investing,
                                           under normal market conditions, at
                                           least 65% of its assets in value
                                           securities, such as common stocks,
                                           of no more than 30 companies with
                                           large market capitalizations.
                                           Current income is a secondary
                                           objective.


PIMCO Variable Insurance             -     All Asset (Administrative Class)(1)
Trust                                      seeks maximum real return consistent
managed by Pacific Investment              with preservation of real capital
Management Company LLC                     and prudent investment management by
                                           investing its assets in shares of the
                                           Underlying PIMS Funds and does not
                                           invest directly in stocks or bonds
                                           or other issuers.

                                     -     High Yield (Institutional Class)
                                           Seeks maximum total return,
                                           consistent with preservation of
                                           capital and prudent investment
                                           management. Invests at least 80% of
                                           its assets in a diversified
                                           portfolio of high yield securities
                                           ("junk bonds") rated below
                                           investment grade but rated at least
                                           B by Moody's or S&P, or, if unrated,
                                           determined by PIMCO to be of
                                           comparable quality. Effective June
                                           1, 2004, the High Yield Portfolio's
                                           quality guideline will change,
                                           permitting the Portfolio to invest
                                           in securities with lower-quality
                                           credit ratings. Under the new
                                           guidelines, the Portfolio will
                                           invest at least 80% of its assets in
                                           a diversified portfolio of high
                                           yield securities rated below
                                           investment grade but rated at least
                                           Caa (subject to a maximum of 5% of
                                           total assets in securities rated
                                           Caa) by Moody's or S&P, or, if
                                           unrated, determined by PIMCO to be
                                           of comparable quality.

                                     -     Real Return (Institutional Class)(1)
                                           seeks maximum real return,
                                           consistent with preservation of real
                                           capital and prudent investment
                                           management.

                                     -     Total Return (Institutional Class)(1)
                                           seeks to maximize total return,
                                           consistent with preservation of
                                           capital and prudent investment
                                           management by investing under normal
                                           circumstances at least 65% of its
                                           assets in a diversified portfolio of
                                           Fixed Income instruments of varying
                                           maturities.

Royce Capital Fund                   -     Royce Micro-Cap seeks long-term
managed by Royce and Associates,           growth of capital by investing its
LLC                                        assets primarily in a broadly
                                           diversified portfolio of equity
                                           securities issued by micro-cap
                                           companies (companies with stock
                                           market capitalization less than $400
                                           million).

Rydex Variable Trust                 -     Nova seeks to provide investment
managed by Rydex Global Advisors           returns that correspond to 150% of
                                           the daily performance of the S&P 500
                                           Index. The S&P 500 Index is an
                                           unmanaged index composed of 500
                                           common stocks from a wide range of
                                           industries that are traded on the
                                           New York Stock Exchange, The
                                           American Stock Exchange and the
                                           NASDAQ.

                                     -     OTC seeks to provide investment
                                           results that correspond to a
                                           benchmark for over-the-counter
                                           securities. The current benchmark is
                                           the NASDAQ 100 Index. The NASDAQ 100
                                           Index contains the 100 largest
                                           non-financial, non-utilities stocks
                                           in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc.    -     T. Rowe Price Equity Income seeks to
managed by T. Rowe Price                   provide substantial dividend income
Associates, Inc.                           as well as long-term growth of
                                           capital through investments in the
                                           common stocks of established
                                           companies.

                                     -     T. Rowe Price Mid-Cap Growth seeks
                                           to provide long-term capital
                                           appreciation by investing in mid-cap
                                           stocks with potential for
                                           above-average earnings growth.

Third Avenue Variable Series Trust   -     Third Avenue Value seeks long-term
managed by Third Avenue Management         capital appreciation. The Portfolio
LLC                                        invests primarily in the securities
                                           of well-capitalized, well-managed
                                           companies which are available at a
                                           significant discount to what the
                                           Adviser believes is their true
                                           value.

Vanguard Variable Insurance          -     Balanced seeks to conserve capital,
Fund                                       while providing moderate income and
managed by the following:                  moderate long-term growth of capital
                                           and income.

                                      -    Capital Growth seeks to provide
                                           long-term growth of capital.

Balanced and High Yield Bond -
Wellington Management Company,       -     Diversified Value seeks to provide
LLP                                        long-term growth of capital and a
                                           moderate level of dividend income.

Capital Growth - PRIMECAP            -     Equity Index seeks to provide
Management Company                         long-term growth of capital and
                                           income by attempting to match the
                                           performance of a broad-based market
                                           index of stocks of large U.S.
                                           companies.

Diversified Value - Barrow, Hanley,
Mewhinney & Strauss                  -     High Yield Bond seeks to provide a
                                           higher level of income by investing
Equity Income - Newell Associates          primarily in a diversified group of
                                           high-yielding, higher-risk corporate
                                           bonds with medium- and lower-range
                                           credit-quality ratings, commonly
                                           known as "junk bonds".

Equity Index, Mid-Cap Index, Total
Stock Market Index and REIT Index -  -     International seeks to provide a
Vanguard's Quantitative Equity Group       long-term growth of capital by
                                           investing primarily in the stocks of
                                           seasoned companies located outside
                                           of the United States.

Growth - Alliance Capital            -     Mid-Cap Index seeks to provide
Management, L.P.                           long-term growth of capital by
                                           attempting to match the performance
                                           of a broad-based market index

International - Schroder Investment        of stocks of medium-size U.S.
Management North America Inc.              companies.


                                     -     Money Market seeks to provide income
Money Market, Short-Term                   while maintaining liquidity and a
Investment-Grade and Total Bond            stable share price of $1. An
Market Index - Vanguard's Fixed            investment in the Portfolio is not
Income Group                               insured or guaranteed by the FDIC or
                                           any other government agency.
                                           Although the Portfolio seeks to
                                           preserve the value of your
                                           investment at $1 per share, it is
                                           possible to lose money by investing
                                           in the Portfolio.


Small Company Growth - Granahan
Investment Management, Inc. and      -     REIT Index seeks to provide a high
Grantham, Mayo, Van Otterloo & Co          level of income and moderate
LLC                                        long-term growth of capital.


                                     -     Short-Term Investment-Grade seeks
                                           income while maintaining a high
                                           degree of stability of principal.


                                     -     Small Company Growth seeks to
                                           provide long-term growth of capital
                                           by investing primarily in the stocks
                                           of smaller companies (which, at the
                                           time of purchase, typically have a
                                           market value of less than $1-$2
                                           billion).

                                     -     Total Bond Market Index seeks to
                                           provide a higher level of income by
                                           attempting to match the performance
                                           of a broad-based market index of
                                           publicly traded, investment-grade
                                           bonds.

                                     -     Total Stock Market Index seeks to
                                           match the performance of a benchmark
                                           index that measures the investment
                                           return of the overall stock market.

(1) Administrative class shares have 12b-1 fees; institutional class shares do not.


We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios. You can find further details in "Additional Information - Sale of the Policies" and in the statement of additional information ("SAI") dated the same day as this prospectus about the payments made by the portfolios and their investment advisors (or their affiliates) and any services we provide in return.



We select the underlying funds offered through this product based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate us for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the investment advisor of the underlying fund, or the distributor of the underlying fund. Finally, when we develop a variable insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include underlying funds based on recommendations made by the fund family or distributor whose selection criteria may differ from our selection criteria.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

      -     the life insurance benefit, cash value and loan benefits;

      -     investment options, including net premium allocations;

      -     administration of elective options; and

      -     the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

      - costs associated with processing and underwriting applications and changes in face amount and riders;

      - expenses of issuing and administering the Policy (including any Policy riders);

      - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

      - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

      - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

      - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.

For Policies issued on or after January 28, 2002, THE PERCENT OF PREMIUM LOAD CURRENTLY EQUALS:

      - 11.50% of premium received up to target premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

      - 6.00% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

      - 2.10% of premium received up to target premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

      -    0.50% of all premium received thereafter.

Different charges apply to Policies issued prior to January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.

DEFERRED SALES CHARGE

On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

For Policies issued on or after May 1, 2001, the current deferred sales charge equals:

      -    1.50% of premium received up to target premium; and

      -    0.40% of premium received in excess of target premium in Policy Year
           1.

Different charges apply to Policies issued before May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.


Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL TO:

      -     the monthly contract charge; PLUS

      -     the monthly cost of insurance charge for the Policy; PLUS

      - the monthly charge for any benefits provided by riders attached to the Policy; PLUS

      -     a factor representing the mortality and expense risk charge.

MONTHLY CONTRACT CHARGE:

- This charge currently equals $16.50 each Policy month in the first Policy year and $4.00 each month thereafter.

- We can increase this charge, but we guarantee this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

- This charge is used to cover administrative services relating to the Policy.

MONTHLY COST OF INSURANCE CHARGE:

- We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

- The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

      1.    is the monthly cost of insurance rate per $1,000 of insurance;

      2. is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and

      3. is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

- This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue. Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL INSURANCE RIDERS:

- The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK CHARGE:

- We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

      -    An effective annual rate of 0.70% in Policy years 1-17; and

      -    An effective annual rate of 0.20% thereafter.

Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

PARTIAL WITHDRAWAL CHARGE

-     After the first Policy year, you may make a partial withdrawal.

- When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

-     We currently do not impose this charge.

- We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

-     We will not increase this charge.

LOAN INTEREST

- Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

- If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

- After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.


- The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).


-     We may declare various lower Policy loan interest rates.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

TRANSFER CHARGE

- We currently allow you to make any number of transfers each year free of charge.

- We reserve the right to charge $25 for each transfer over 12 during a Policy year.

- For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

-     We deduct the transfer charge from the amount being transferred.

- Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

-     We will not increase this charge.

- We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

TAXES

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

PORTFOLIO EXPENSES


The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18 to 1.87% in 2004. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.


THE POLICY

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

-     to designate or change beneficiaries;

-     to receive amounts payable before the death of the insured;

- to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

-     to change the owner of this Policy (there may be tax consequences);

- to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

- to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.

No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

Upon notice to you, we may modify the Policy:

- to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

- to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

- to reflect a change (permitted by the Policy) in the operation of the separate account; or

-     to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

Our current minimum face amount of a Policy is generally $25,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

      -     the date of your application; or

      - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under
Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

      -     the cash value as of the date the Policy is returned; or

      -     the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES

PREMIUMS

ALLOCATING PREMIUMS

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

      -     allocation percentages must be in whole numbers; and

      - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.


Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.


You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY


You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.


PLANNED PERIODIC PAYMENTS

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

PREMIUM LIMITATIONS

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

MAKING PREMIUM PAYMENTS


We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.


If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                        M & T Bank
                        ABA #022000046
                        For credit to: Western Reserve Life
                        Account #: 89487643
                        Include your name and Policy number on all correspondence

TRANSFERS

GENERAL


You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

- You may request transfers in writing (in a form we accept), or by fax to our administrative office.

- The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

- The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

- We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

- Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

-     We consider all transfers made in any one day to be a single transfer.

- Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.

DISRUPTIVE TRADING AND MARKET TIMING


STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.



Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.






We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.



DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.


DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by (other than overnight) U.S. Mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.


In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.


Under our current policies and procedures, we do not:



-     impose redemption fees on transfers;



-     expressly limit the number or size of transfers in a given period; or



-     provide a certain number of allowable transfers in a given period.



Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.



Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this Policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the Policy.



Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the Policies, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the Policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.



UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.



OMNIBUS ORDER. Policy owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.


TRANSFER PROCEDURES

To make a transfer via fax, send your instructions to 319-369-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time.

Please note the following regarding fax transfers:

- We will employ reasonable procedures to confirm that fax instructions are genuine.

- Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

- WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

- We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.


We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.


ASSET REBALANCING PROGRAM


We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:

- you must submit a completed asset rebalancing request form to us at our administrative office; and

- you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:

- we receive your request to discontinue participation at our administrative office;

- you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

- you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES

CASH VALUE

Your Policy's cash value:

- Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

-     Serves as the starting point for calculating values under a Policy.

-     Equals the sum of all values in each subaccount and the loan account.

-     Is determined on the effective date and on each valuation day.

- Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY VALUATION DATE EQUALS:

-     the cash value as of such date; MINUS


-     any outstanding indebtedness.


SUBACCOUNT VALUE

Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

      -     partial withdrawals or transfers from a subaccount;

      -     surrender of the Policy;

      -     payment of the life insurance benefit proceeds;

      -     Policy loans; and

      -     the monthly deduction.

THE NUMBER OF ACCUMULATION UNITS IN ANY SUBACCOUNT ON ANY MONTHLY DEDUCTION DAY
EQUALS:

      - the initial units purchased at accumulation unit value at the end of the free-look period; PLUS

      -     units purchased with additional net premium(s); PLUS

      - units purchased via transfers from another subaccount or the loan account; MINUS

      -     units redeemed to pay for monthly deductions; MINUS

      -     units redeemed to pay for partial withdrawals; MINUS

      - units redeemed as part of a transfer to another subaccount or the loan account; MINUS

      -     units redeemed to pay transfer charges.

ACCUMULATION UNIT VALUE

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

-     the result of

            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

            - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

            - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

LIFE INSURANCE BENEFIT


As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured's death, written direction on how to pay the death benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT PROCEEDS EQUAL:

-     the life insurance benefit (described below); MINUS

-     any monthly deductions due during the late period (if applicable); MINUS

-     any outstanding indebtedness or due and unpaid charges; PLUS

-     any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS


The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.


LIFE INSURANCE BENEFIT UNDER OPTION 1  1.       the face amount of the Policy; OR
IS THE GREATER OF:                     2.       the applicable percentage called the "limitation
                                                percentage," MULTIPLIED BY

                                       -        the cash value on the insured's date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

LIFE INSURANCE BENEFIT UNDER OPTION 2       1.   the face amount; PLUS
IS THE GREATER OF:                          -    the cash value on the insured's date of death; OR
                                            2.   the limitation percentage; MULTIPLIED BY
                                            -    the cash value on the insured's date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50. If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

LIFE INSURANCE BENEFIT UNDER OPTION 3      1.   the face amount; PLUS
IS THE GREATER OF:                         -    cumulative premiums paid; LESS
                                           -    cumulative partial withdrawals; OR
                                           2.   the limitation percentage; MULTIPLIED BY
                                           -    the cash value on the insured's date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                   *                   *                   *

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST

 INSURED'S                  INSURED'S
 ATTAINED                   ATTAINED                    INSURED'S
  AGE ON                     AGE ON                    ATTAINED AGE
  POLICY      LIMITATION     POLICY      LIMITATION     ON POLICY     LIMITATION
ANNIVERSARY   PERCENTAGE   ANNIVERSARY   PERCENTAGE    ANNIVERSARY    PERCENTAGE
--------------------------------------------------------------------------------
    0-40         250            59           134           78            105
     41          243            60           130           79            105
     42          236            61           128           80            105
     43          229            62           126           81            105
     44          222            63           124           82            105
     45          215            64           122           83            105
     46          209            65           120           84            105
     47          203            66           119           85            105
     48          197            67           118           86            105
     49          191            68           117           87            105
     50          185            69           116           88            105
     51          178            70           115           89            105
     52          171            71           113           90            105
     53          164            72           111           91            104
     54          157            73           109           92            103
     55          150            74           107           93            102
     56          146            75           105         94-99           101
     57          142            76           105      100 and older      100
     58          138            77           105

           LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST

  INSURED'S                       INSURED'S                     INSURED'S
  ATTAINTED                     ATTAINED AGE                  ATTAINED AGE
AGE ON POLICY    LIMITATION      ON POLICY     LIMITATION      ON POLICY     LIMITATION
 ANNIVERSARY     PERCENTAGE     ANNIVERSARY    PERCENTAGE     ANNIVERSARY    PERCENTAGE
----------------------------------------------------------------------------------------
                Male  Female                  Male  Female                  Male  Female
                ----  ------                  ----  ------                  ----  ------
     20          631   751          47         267   312          74         137   148
     21          612   727          48         259   303          75         135   145
     22          595   704          49         251   294          76         133   142
     23          577   681          50         244   285          77         131   139
     24          560   659          51         237   276          78         129   136
     25          542   638          52         230   268          79         127   134
     26          526   617          53         224   261          80         125   131
     27          509   597          54         218   253          81         124   129
     28          493   578          55         212   246          82         122   127
     29          477   559          56         206   239          83         121   125
     30          462   541          57         201   232          84         119   123
     31          447   523          58         195   226          85         118   121
     32          432   506          59         190   219          86         117   119
     33          418   489          60         186   213          87         116   118
     34          404   473          61         181   207          88         115   117
     35          391   458          62         177   201          89         114   115
     36          379   443          63         172   196          90         113   114
     37          366   428          64         168   191          91         112   113
     38          355   414          65         164   186          92         111   111
     39          343   401          66         161   181          93         110   110
     40          332   388          67         157   176          94         109   109
     41          322   376          68         154   172          95         107   108
     42          312   364          69         151   167          96         106   106
     43          302   353          70         148   163          97         105   105
     44          293   342          71         145   159          98         103   103
     45          284   332          72         142   155          99         102   102
     46          275   322          73         140   152          100        100   100

If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.

Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION


After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.


-     You may not change between Options 2 and 3.

-     You must send your written request to our administrative office.

-     We may require proof of insurability.

- The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

- You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

- If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

- If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

- If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

- You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

- There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE FACE AMOUNT:

-     You must send your written request to our administrative office.

-     You may not decrease your face amount lower than $25,000.

- You may not decrease your face amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.

- A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE FACE AMOUNT:

-     You must submit a written application to our administrative office.

-     You must submit additional evidence of insurability as requested.

-     We reserve the right to decline any increase request.

- You do not need to increase your premium, but there must be enough net cash value to cover the next month deduction after the increase becomes effective.

- An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.


- The two year period in the incontestability and suicide exclusion provision will each start on the date when such increase takes effect.


- IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL WITHDRAWAL:

- You must send your written partial withdrawal request with an original signature to our administrative office.

- The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

-     There is no limit to the number of partial withdrawals per Policy year.

- The partial withdrawal will be deducted from each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

- You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

- We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our administrative office.

- We will deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

- The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.




- You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

-     A partial withdrawal may have tax consequences.

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

LOANS

GENERAL

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:

-     We may require you to borrow at least $500.


- The maximum amount you may borrow is 90% of the net cash value (the cash value MINUS any outstanding loan amount).


- Outstanding loans have priority over the claims of any assignee or other person.

-     The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

INTEREST RATE CHARGED

If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:

- The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

- The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

- We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.




- We will give notice of any change in the annual interest rate within 30 days of the change.

LOAN ACCOUNT INTEREST RATE CREDITED

We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

INDEBTEDNESS

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

REPAYMENT OF INDEBTEDNESS

You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

- submit a written application for reinstatement to our administrative office;

-     provide evidence of insurability satisfactory to us;

- make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

-     either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

-     the end of the late period;

-     the date the insured dies; or

-     the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

- All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 -1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

- If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.



LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to
U. S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION

PAYMENTS WE MAKE

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

      - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

      - the SEC permits, by an order, the postponement for the protection of policyowners; or

      - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions,

PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.


SUPPLEMENTAL BENEFITS (RIDERS)

The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE RIDER:

      -     The rider increases the Policy's life insurance benefit.

      - The rider may be purchased at the time of application or after the Policy is issued.

      -     The term insurance rider terminates at age 100.

      - You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.

      - The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION

SALE OF THE POLICIES

We have entered into a distribution agreement with our affiliate, AFSG Securities Corporation ("AFSG"), for the distribution and sales of the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws, and that sell the Policies through written agreements with AFSG.

The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, the maximum sales commission payable is expected to range from 20% of target premium; and 3.2% of excess of target premium in the first Policy year to 2.4% of all premium in Policy years 8+. We will also pay an additional trail commission of 0.10% on the account value after the first Policy year. Different commissions apply for Policies issued prior to May 1, 2001.


To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards. These various payments give selling firms an incentive to recommend this product over others.


The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

      -     the premium load;

      -     the annual deferred sales load;

      -     the monthly contract charge;

      -     the mortality and expense risk charge; and

      - revenues, if any, that we receive from the underlying fund portfolios or their managers.

Other incentives or payments, like commissions, are not charged to the policyowners or the separate account.

Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.

All such sales representatives are registered with the NASD and with the state in which they do business. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy - General Provisions
       Entire Contract
       Information in the Application for this Policy
       Ownership Rights
           Changing the Owner
           Choosing the Beneficiary
           Changing the Beneficiary
           Assigning the Policy
       Selecting the Tax Test
       Our Right to Contest the Policy
       Suicide Exclusion
       Misstatement of Age or Sex
       Modifying the Policy
       Addition, Deletion, or Substitution of Investments
Additional Information
       Settlement Options
           Fixed Period Option
           Life Income Option
           Joint and Survivor Income Option
       Additional Information about Western Reserve and the Separate Account
       Changes to the Separate Account
       Potential Conflicts of Interest
       Legal Matters
       Variations in Policy Provisions
       Personalized Illustrations of Policy Benefits
       Sale of the Policies
       Reports to Owners
       Claims of Creditors
       Records
       Additional Information
       Independent Auditors
       Financial Statements
Underwriting
       Underwriting Standards
IMSA
Performance Data
       Other Performance Data in Advertising Sales Literature
       Western Reserve's Published Ratings
Index to Financial Statements
         WRL Series Life Corporate Account
         Western Reserve Life Assurance Co. of Ohio

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.


administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.


cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.


Code - The Internal Revenue Code of 1986, as amended.

due proof of death - Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

free-look period - The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period varies by state.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.

policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our - Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) - The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:


                     Western Reserve Life Assurance Co. of Ohio
                     4333 Edgewood Road NE
                     Mail Stop 2390
                     Cedar Rapids, Iowa 52499
                     1-888-804-8461
                     Facsimile: 1-319-369-2378
                     (Monday - Friday from 8:00 a.m. - 4:30  p.m. Central time)



More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.



SEC File No. 333-57681/811-08833

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                        ____
                                                                        2005



                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated ________, 2005, by calling 1-888-804-8461 or 319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
      PROSPECTUS FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS


Glossary ...................................................................    1
The Policy - General Provisions ............................................    3
    Entire Contract.........................................................    3
Information in the Application for this Policy..............................    3
    Ownership Rights........................................................    3
         Changing the Owner.................................................    3
         Choosing the Beneficiary...........................................    3
         Changing the Beneficiary...........................................    4
         Assigning the Policy...............................................    4
    Selecting the Tax Test..................................................    4
    Our Right to Contest the Policy.........................................    4
    Suicide Exclusion.......................................................    5
    Misstatement of Age or Sex..............................................    5
    Modifying the Policy....................................................    5
    Addition, Deletion or Substitution of Investments.......................    5
Additional Information......................................................    6
    Settlement Options......................................................    6
         Fixed Period Option................................................    7
         Life Income Option.................................................    7
         Joint and Survivor Income Option...................................    7
    Additional Information about Western Reserve and the Separate Account...    7
    Changes to the Separate Account.........................................    8
    Potential Conflicts of Interest.........................................    8
    Legal Matters...........................................................    9
    Variations in Policy Provisions.........................................    9
    Personalized Illustrations of Policy Benefits...........................    9
    Sale of the Policies....................................................    9
    Reports to Owners.......................................................   10
    Claims of Creditors.....................................................   11
    Records.................................................................   11
    Additional Information..................................................   11
    Independent Auditors....................................................   11
    Financial Statements....................................................   11
Underwriting................................................................   11
    Underwriting Standards..................................................   11
IMSA........................................................................   12
Performance Data............................................................   12
    Performance Data in Advertising Sales Literature........................   12
    Western Reserve's Published Ratings.....................................   13
Index to Financial Statements...............................................   14
    WRL Series Life Corporate Account.......................................   14
    Western Reserve Life Assurance Co. of Ohio..............................   14

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.


administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.


cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.

policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our - Western Reserve Life Assurance Co. of Ohio.   (Western Reserve)

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) - The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to your estate.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.


- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.



- We are not liable for any payments we made before we received the written notice at our administrative office.


ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-     The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

      -     responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our administrative office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

- the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

-     the interest rate we credit on those amounts;

-     the mortality tables we use; and

-     the specific payment option(s) you choose.

Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.    The income rates guaranteed in the Policy.

FIXED PERIOD OPTION

- We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

- We will stop making payments once we have made all the payments for the period selected.

LIFE INCOME OPTION

At your or the beneficiary's direction, we will make equal monthly installments:

-     only for the life of the payee, at the end of which payments will end; or

- for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

- for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME OPTION

- We will make equal monthly payments during the joint lifetime of two persons.

-     Payments to the surviving payee will equal either:

      -     the full amount paid to the payee before the payee's death; or

      -     two-thirds of the amount paid to the payee before the payee's death.

-     All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

- Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

-     Add new portfolios or remove existing portfolios;

- Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

- Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

- Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

- Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

- Combine the separate account with other separate accounts and/or create new separate accounts;

- Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

- Manage the separate account under the direction of a committee at any time;

- Make any changes required by the 1940 Act or other applicable law or regulation; and

- Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.


The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

The Policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the policies is continuous and we do not anticipate discontinuing the offering of the Policies, however, we reserve the right to do so.




The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, it is not expected to be greater than:

-     20% of all premiums paid up to target premium in the first Policy year;
      PLUS

- 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS

-     10% of all premiums paid up to target premium in years 2 through 4; PLUS

- 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS

-     3.2% of all premiums paid in years 5 through 7; PLUS

-     2.4% of all premiums paid in years 8+.

We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year. Different commissions apply for Policies issued prior to May 1, 2001.

AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


                                                AGGREGATE AMOUNT COMMISSIONS RETAINED BY AFSG
FISCAL      AGGREGATE AMOUNT OF COMMISSIONS      SECURITIES AFTER PAYMENTS TO ITS REGISTERED
 YEAR          PAID TO AFSG SECURITIES(1)            PERSONS AND OTHERS BROKERS-DEALERS
-----       -------------------------------     ---------------------------------------------
 2002                      $0                                        $0
 2003                      $0                                        $0
 2004                      $0                                        $0


(1) These figures include sales compensation paid to registered persons of AFSG.

However, under the agreement between us and AFSG, we pay AFSG's operating and other expenses.


We and/or AFSG may pay the selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) costs associated with sales conferences and educational seminars for its sales representatives; and (3) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.



We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). In addition to 12b-1 fees, the amount we receive is as follows:



AIM Variable Insurance Funds                    25bps
Fidelity Variable Insurance Products Funds      5bps after $100 million
Janus Aspen Series                              15 bps after $50 million
PIMCO Variable Insurance Trust                  25 bps (on Administrative Class)
T. Rowe Price VIT Series                        15 bps after $25 million
Universal Institutional Funds, Inc.             25 bps


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

     - the current cash value      - any activity since the last report

     - the current net cash value  - the current subaccount values and loan account value

     - the current life insurance - current net premium allocations benefit

     - the current loan amount     - any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT AUDITORS


The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2004. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


FINANCIAL STATEMENTS

The Separate Account financial statements and schedules appear on the following pages.

Western Reserve's financial statements and schedules also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Western Reserve's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

      -     Medical issue;

      -     Simplified issue;

      -     Guaranteed Issue;

      -     Non-tobacco use;

      -     Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -     certificates of deposit;

      -     savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE CORPORATE ACCOUNT

Report of Independent Auditors

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Auditors, dated __________, 2005


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis


Statements of Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2004, 2003 and 2002


Statutory-Basis Statements of Cash Flow - Statutory Basis

Notes to Financial Statements -  Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                            ____
                                                                            2005


                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499


                          1-888-804-8461 1-319-398-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated ________, 2005, by calling 1-888-804-8461 or 319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


 THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
                     PROSPECTUS FOR THE POLICY AND THE WRL
                         SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS


Glossary .......................................................................
The Policy - General Provisions ................................................
    Entire Contract.............................................................
Information in the Application for this Policy..................................
    Ownership Rights............................................................
         Changing the Owner.....................................................
         Choosing the Beneficiary...............................................
         Changing the Beneficiary...............................................
         Assigning the Policy...................................................
    Selecting the Tax Test......................................................
    Our Right to Contest the Policy.............................................
    Suicide Exclusion...........................................................
    Misstatement of Age or Sex..................................................
    Modifying the Policy........................................................
    Addition, Deletion or Substitution of Investments...........................
Additional Information..........................................................
    Settlement Options..........................................................
         Fixed Period Option....................................................
         Life Income Option.....................................................
         Joint and Survivor Income Option.......................................
    Additional Information about Western Reserve and the Separate Account.......
    Changes to the Separate Account.............................................
    Potential Conflicts of Interest.............................................
    Legal Matters...............................................................
    Variations in Policy Provisions.............................................
    Personalized Illustrations of Policy Benefits...............................
    Sale of the Policies........................................................
    Reports to Owners...........................................................
    Claims of Creditors.........................................................
    Records.....................................................................
    Additional Information......................................................
    Independent Auditors........................................................
    Financial Statements........................................................
Underwriting....................................................................
    Underwriting Standards......................................................
IMSA     .......................................................................
Performance Data................................................................
    Performance Data in Advertising Sales Literature............................
    Western Reserve's Published Ratings.........................................
Index to Financial Statements...................................................
    WRL Series Life Corporate Account...........................................
    Western Reserve Life Assurance Co. of Ohio..................................


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

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.


administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the life insurance benefit proceeds upon the insured's death.

beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.


cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.


Code - The Internal Revenue Code of 1986, as amended.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from lapsing.

life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the general account where we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.

policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular business except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for business and a portfolio does not value its shares.

valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our - Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) - The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to your estate.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.


- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.



- We are not liable for any payments we made before we received the written notice at our administrative office.


ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-     The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

      -     responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our administrative office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

- the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

-     the interest rate we credit on those amounts;

-     the mortality tables we use; and

-     the specific payment option(s) you choose.

Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.    The income rates guaranteed in the Policy.

FIXED PERIOD OPTION

- We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

- We will stop making payments once we have made all the payments for the period selected.

LIFE INCOME OPTION

At your or the beneficiary's direction, we will make equal monthly installments:

-     only for the life of the payee, at the end of which payments will end; or

- for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

- for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME OPTION

- We will make equal monthly payments during the joint lifetime of two persons.

-     Payments to the surviving payee will equal either:

      -     the full amount paid to the payee before the payee's death; or

      -     two-thirds of the amount paid to the payee before the payee's death.

-     All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

- Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

-     Add new portfolios or remove existing portfolios;

- Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

- Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

- Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

- Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

- Combine the separate account with other separate accounts and/or create new separate accounts;

- Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

- Manage the separate account under the direction of a committee at any time;

- Make any changes required by the 1940 Act or other applicable law or regulation; and

- Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

The Policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the policies is continuous and we do not anticipate discontinuing the offering of the Policies, however, we reserve the right to do so.




The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but for Policies issued on or after May 1, 2001, it is not expected to be greater than:

-     20% of all premiums paid up to target premium in the first Policy year;
      PLUS

- 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS

-     10% of all premiums paid up to target premium in years 2 through 4; PLUS

- 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS

-     3.2% of all premiums paid in years 5 through 7; PLUS

-     2.4% of all premiums paid in years 8+.

We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year. Different commissions apply for Policies issued prior to May 1, 2001.

AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.


                                             AGGREGATE AMOUNT COMMISSIONS RETAINED BY AFSG
FISCAL    AGGREGATE AMOUNT OF COMMISSIONS     SECURITIES AFTER PAYMENTS TO ITS REGISTERED
 YEAR         PAID TO AFSG SECURITIES(1)           PERSONS AND OTHERS BROKERS-DEALERS
-------   -------------------------------    ---------------------------------------------
 2002                    $0                                      $0
 2003                    $0                                      $0
 2004                    $0                                      $0


(1) These figures include sales compensation paid to registered persons of AFSG.

However, under the agreement between us and AFSG, we pay AFSG's operating and other expenses.


We and/or AFSG may pay the selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) costs associated with sales conferences and educational seminars for its sales representatives; and (3) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.



We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates): in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy; or, to the extent permitted by SEC and NASD rules and other applicable laws and regulations, as incentives to market the portfolios or to cooperate with promotional efforts by the portfolios or their investment advisors (or their affiliates). In addition to 12b-1 fees, the amount we receive is as follows:



Fidelity Variable Insurance Products Funds           5 bps after $100 million
Janus Aspen Series                                   15 bps after $50 million
PIMCO Variable Insurance Trust                       25 bps (on Administrative Class)
T. Rowe Price VIT Series                             15 bps after $25 million
Rydex Variable Insurance Trust                       25 bps
First Eagle Variable Funds, Inc.                     25 bps


We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

-    the current cash value

-    the current net cash value

-    the current life insurance benefit

-    the current loan amount

-    any activity since the last report

-    the current subaccount values and loanaccount value

-    current net premium allocations

-    any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT AUDITORS


The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 13, 2004. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


FINANCIAL STATEMENTS

The Separate Account financial statements and schedules appear on the following pages.

Western Reserve's financial statements and schedules also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Western Reserve's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

     -      Medical issue;

     -      Simplified issue;

     -      Guaranteed Issue;

     -      Non-tobacco use;

     -      Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -     certificates of deposit;

      -     savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE CORPORATE ACCOUNT

Report of Independent Auditors

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Auditors, dated __________, 2005


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis


Statements of Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2004, 2003 and 2002


Statutory-Basis Statements of Cash Flow - Statutory Basis

Notes to Financial Statements -  Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

(a) Board of Directors Resolution(1)
(b) Custodian Agreements (Not Applicable)
(c) Underwriting Contracts(1)
      i.    Principal Underwriting Agreement(1)
      ii.   Selected Broker Agreement(1)
(d) Contracts
      i.    Specimen Variable Adjustable Life Insurance Policy(1)
      ii.   Amendatory Endorsement(7)
(e) Applications(1)
(f) Depositor's Certificate of Incorporation and By-Laws
      i.    Second Amended Articles of Incorporation of Western Reserve(2)
      ii.   Amended Code of Regulations (By-Laws) of Western Reserve(2)
(g) Reinsurance Contracts
      i.    Reinsurance Treaty dated July 1, 2002(12)
(h) Participation Agreements
      i.    Participation Agreement regarding BT Insurance Funds Trust(3)
      ii. a. Participation Agreement regarding Fidelity Variable Insurance Products Fund(5)
            b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II(5)
            c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III (5)
      iii.  Participation Agreement regarding PIMCO Variable Insurance Trust(5)
            a. Second Amendment to Participation Agreement Between PIMCO Funds Distributors LLC, and Western Reserve Life Assurance Co. of Ohio
            (10)
      iv. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (5)
      v.    Participation Agreement regarding Janus Aspen Series (5)
      vi. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (4)
      vii.  Participation Agreement regarding Universal Institutional Funds,
            Inc (7)
      viii a. Participation Agreement regarding Vanguard Variable Insurance Funds (8)
            b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(12)
      ix.   Participation Agreement regarding Royce Capital Fund (9)
      x.    Participation Agreement regarding Rydex Variable Trust (10)
      xi.   Participation Agreement regarding Gateway Variable Insurance Trust
            (10)
      xii. a. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.(10)
            b. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (12)
      xiii. Participation Agreement regarding Third Avenue Variable Insurance Trust (10)
      xiv.  Participation Agreement regarding PBHG Insurance Series Fund (10)
      xv.   a. Participation Agreement regarding AIM Variable Insurance
            Funds(13)
            b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds(13)

(i) Administrative Contracts
      i.    Third Party Administration and Transfer Agent Agreement(11)
(j) Other Material Contracts
      i.    Power of Attorney(3)
      ii.   Power of Attorney for Jerome A. Vahl(6)
      iii.  Power of Attorney for Kevin Bachmann(10)
      iv.   Power of Attorney for Brenda K. Clancy(10)
      v.    Power of Attorney for Michael W. Kirby(10)
      vi.   Power of Attorney for Paul Reaburn(10)
      vii.  Power of Attorney for Jerome C. Vahl(10)
      viii. Power of Attorney for Allan J. Hamilton(13)
      ix.   Power of Attorney for Ron Wagley(13)
      x.    Power of Attorney for Allan J. Hamilton*
      xi.   Power of Attorney for Brenda K. Clancy*
      xii.  Power of Attorney for Arthur C. Schneider*
      xiii. Power of Attorney for Charles T. Boswell*
      xiv.  Power of Attorney for Christopher H. Garrett*
      xv.   Power of Attorney for Kenneth Kilbane*

(k) Legal Opinion(1)
(l) Actuarial Opinion (Not Applicable)
(m) Calculation (Not Applicable)
(n) Other Opinions
      i.    Consent of Ernst & Young LLP
      ii.   Consent of Sutherland Asbill & Brennan LLP
(o) Omitted Financial Statements (Not Applicable)
(p) Initial Capital Agreements (Not Applicable)
(q) Redeemability Exemption
      i. Memorandum describing issuance, transfer and redemption procedures(3)

*     Filed herewith.

(1) Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).

(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)

(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

(8) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 registration statement filed November 28, 2001. (File No. 333-57681)

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 registration statement filed April 29, 2002. (File No. 333-57681)

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 registration statement filed July 3, 2002. (File No. 333-57681)

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

(12) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

(13) Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-6 registration statement filed April 30, 2004. (File No. 333-57681).

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                           PRINCIPAL BUSINESS
              NAME         BUSINESS ADDRESS                     POSITION
Ron Wagley                        (3)                  Chairman of the Board
Paul Reaburn                      (1)                  Director and Vice President
William H. Geiger                 (2)                  Senior Vice President, Corporate
                                                       Counsel and Group Vice-President -
                                                       Compliance and Secretary
Kenneth Kilbane                   (3)                  Director and Senior Vice President
Arthur C. Schneider               (1)                  Director
Brenda K. Clancy                  (1)                  Director and President
Charles T. Boswell                (2)                  Chief Executive Officer
Allan J. Hamilton                 (2)                  Vice President, Treasurer and
                                                       Controller
Christopher H. Garret             (1)                  Actuary and Chief Financial Officer

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

(2) 570 Carillon Parkway, St. Petersburg, Florida 33716

(3) 1150 South Olive, Los Angeles, California 90015

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

ITEM  30. INDEMNIFICATION

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

      Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                                         JURISDICTION
                                               OF               PERCENT OF VOTING
                NAME                     INCORPORATION          SECURITIES OWNED                  BUSINESS
                ----                     -------------          ----------------                  --------
Academy Alliance Holdings Inc.               Canada       100% Creditor Resources,         Holding company
                                                          Inc.
Academy Alliance Insurance Inc.              Canada       100% Creditor Resources,         Insurance
                                                          Inc.
Academy Insurance Group, Inc.               Delaware      100% Commonwealth General        Holding company
                                                          Corporation
Academy Life Insurance Co.                  Missouri      100% Academy Insurance           Insurance company
                                                          Group, Inc.
ADB Corporation, L.L.C.                     Delaware      100% Money Services, Inc.        Special purpose limited
                                                                                           Liability company
AEGON Alliances, Inc.                       Virginia      100% Benefit Plans, Inc.         General agent
AEGON Asset Management Services, Inc.       Delaware      100% AUSA Holding Co.            Registered investment advisor
AEGON Assignment Corporation                Illinois      100% AEGON Financial             Administrator of structured
                                                          Services Group, Inc.             settlements
AEGON Assignment Corporation of             Kentucky      100% AEGON Financial             Administrator of structured
Kentucky                                                  Services Group, Inc.             settlements
AEGON Canada Inc. ("ACI")                    Canada       100% TIHI                        Holding company
AEGON Capital Management, Inc.               Canada       100% AEGON Canada Inc.           Investment counsel and
                                                                                           portfolio manager
AEGON Dealer Services Canada, Inc.           Canada       100% 1490991 Ontario Limited     Mutual fund dealer
AEGON Derivatives N.V.                    Netherlands     100% AEGON N.V.                  Holding company
AEGON Direct Marketing Services, Inc.       Maryland      100% Monumental Life             Marketing company
                                                          Insurance Company
AEGON DMS Holding B.V.                    Netherlands     100% AEGON International         Holding company
                                                          N.V.
AEGON Financial Services Group, Inc.       Minnesota      100% Transamerica Life           Marketing
                                                          Insurance Co.
AEGON Fund Management, Inc.                  Canada       100% AEGON Canada Inc.           Mutual fund issuer
AEGON Funding Corp.                         Delaware      100% AEGON USA, Inc.             Issue debt securities-net
                                                                                           proceeds used to make loans to
                                                                                           affiliates
AEGON Funding Corp. II                      Delaware      100% Transamerica Corp.          Issue debt securities-net
                                                                                           proceeds used to make loans to
                                                                                           affiliates
AEGON Institutional Markets, Inc.           Delaware      100% Commonwealth General        Provider of investment,
                                                          Corporation                      marketing and admin. services
                                                                                           to ins. cos.
AEGON International N.V.                  Netherlands     100% AEGON N.V.                  Holding company
AEGON Management Company                    Indiana       100% AEGON U.S. Holding          Holding company
                                                          Corporation

AEGON N.V.                                Netherlands      22.72% of Vereniging AEGON       Holding company
                                                           Netherlands Membership
                                                           Association
AEGON Nederland N.V.                      Netherlands      100% AEGON N.V.                  Holding company
AEGON Nevak Holding B.V.                  Netherlands      100% AEGON N.V.                  Holding company
AEGON Structured Settlements, Inc.          Kentucky       100% Commonwealth General        Administers structured
                                                           Corporation                      settlements of plaintiff's
                                                                                            physical injury claims against
                                                                                            property and casualty insurance
                                                                                            companies
AEGON U.S. Corporation                        Iowa         AEGON U.S. Holding               Holding company
                                                           Corporation owns 10,024
                                                           shares (75.58%); AEGON USA,
                                                           Inc. owns 3,238 shares
                                                           (24.42%)
AEGON U.S. Holding Corporation              Delaware       1046 shares of Common Stock      Holding company
                                                           owned by Transamerica
                                                           Corp.; 225 shares of Series
                                                           A Preferred Stock owned by
                                                           Scottish Equitable Finance
                                                           Limited
AEGON USA Investment Management, Inc.         Iowa         100% AUSA Holding Co.            Investment advisor
AEGON USA Investment Management, LLC          Iowa         100% AEGON USA, Inc.             Investment advisor
AEGON USA Real Estate Services, Inc.        Delaware       100% AEGON USA Realty            Real estate and mortgage
                                                           Advisors, Inc.                   holding company
AEGON USA Realty Advisors, Inc.               Iowa         100% AUSA Holding Co,            Administrative and investment
                                                                                            services
AEGON USA Travel and Conference               Iowa         100% Money Services, Inc.        Travel and conference services
Services LLC
AEGON USA, Inc.                               Iowa         10 shares Series A               Holding company
                                                           Preferred Stock owned by
                                                           AEGON U.S Holding
                                                           Corporation; 150,000 shares
                                                           of Class B Non-Voting Stock
                                                           owned by AEGON U.S.
                                                           Corporation; 100 shares
                                                           Voting Common Stock owned
                                                           by AEGON U.S Corporation
AEGON/Transamerica Series Fund, Inc.        Maryland       100% AEGON/Transamerica          Investment advisor, transfer
                                                           Fund Advisors, Inc.              agent, administrator, sponsor,
                                                                                            principal
                                                                                            underwriter/distributor or
                                                                                            general partner.
AFSG Securities Corporation               Pennsylvania     100% Commonwealth General        Broker-Dealer
                                                           Corporation
ALH Properties Eight LLC                    Delaware       100% FGH USA LLC                 Real estate
ALH Properties Eleven LLC                   Delaware       100% FGH USA LLC                 Real estate
ALH Properties Fifteen LLC                  Delaware       100% FGH USA LLC                 Real estate
ALH Properties Five LLC                     Delaware       100% FGH USA LLC                 Real estate
ALH Properties Four LLC                     Delaware       100% FGH USA LLC                 Real estate
ALH Properties Nine LLC                     Delaware       100% FGH USA LLC                 Real estate
ALH Properties Seven LLC                    Delaware       100% FGH USA LLC                 Real estate
ALH Properties Seventeen LLC                Delaware       100% FGH USA LLC                 Real estate
ALH Properties Sixteen LLC                  Delaware       100% FGH USA LLC                 Real estate
ALH Properties Ten LLC                      Delaware       100% FGH USA LLC                 Real estate
ALH Properties Twelve LLC                   Delaware       100% FGH USA LLC                 Real estate
ALH Properties Two LLC                      Delaware       100% FGH USA LLC                 Real estate

American Bond Services LLC                     Iowa        100% Transamerica Life           Limited liability company
                                                           Insurance Company (sole
                                                           member)

Ammest Realty Corporation                     Texas        100% Monumental Life             Special-purpose subsidiary
                                                           Insurance Company
Ampac Insurance Agency, Inc.  (EIN         Pennsylvania    100% Academy Insurance           Inactive
23-2364438)                                                Group, Inc.
Ampac Insurance Agency, Inc. (EIN          Pennsylvania    100% Commonwealth General        Provider of management support
23-1720755)                                                Corporation                      services
Ampac, Inc.                                   Texas        100% Academy Insurance           Managing general agent
                                                           Group, Inc.
Apple Partners of Iowa LLC                     Iowa        Members:  58.13% Monumental      Hold title on Trustee's Deeds
                                                           Life Insurance Company;          on secured property
                                                           41.87% Peoples Benefit Life
                                                           Insurance Company
ARC Reinsurance Corporation                   Hawaii       100% Transamerica Corp,          Property & Casualty Insurance
ARV Pacific Villas, A California            California     General Partners -               Property
Limited Partnership                                        Transamerica Affordable
                                                           Housing, Inc. (0.5%);
                                                           Non-Affiliate of AEGON,
                                                           Jamboree Housing Corp.
                                                           (0.5%). Limited
                                                           Partner: TOLIC (99%)

AUSA Holding Company                         Maryland      100% AEGON USA, Inc.             Holding company
AUSACAN LP                                    Canada       General Partner - AUSA           Inter-company lending and
                                                           Holding Co. (1%); Limited        general business
                                                           Partner - First AUSA Life
                                                           Insurance Company (99%)

Bankers Financial Life Ins. Co.              Arizona       100% Voting Common Stock -       Insurance
                                                           First AUSA Life Insurance
                                                           Co.  Class B Common stock
                                                           is allocated 75% of total
                                                           cumulative vote.  Class A
                                                           Common stock is allocated
                                                           25% of total cumulative
                                                           vote.
Bankers Mortgage Company of CA              California     100% TRS                         Investment management
Bay Area Community Investments I, LLC       California     70% LIICA; 30% Monumental        Investments in low income
                                                           Life Insurance Company           housing tax credit properties
Bay State Community Investments I, LLC       Delaware      100% Monumental Life             Investments in low income
                                                           Insurance Company                housing tax credit properties
Bay State Community Investments II, LLC      Delaware      100% Monumental Life             Investments in low income
                                                           Insurance Company                housing tax credit properties
Benefit Plans, Inc.                          Delaware      100% Commonwealth General        TPA for Peoples Security Life
                                                           Corporation                      Insurance Company
BF Equity LLC                                New York      100% RCC North America LLC       Real estate
Buena Sombra Insurance Agency, Inc.          Maryland      100% Peoples Benefit Life        Insurance agency
                                                           Insurance Company

BWAC Credit Corporation                      Delaware      100% TCFCII                      Inactive
BWAC International Corporation               Delaware      100% TCFCII                      Retail appliance and furniture
                                                                                            stores
BWAC Seventeen, Inc.                         Delaware      100% TCFC Asset Holdings,        Holding company
                                                           Inc.
BWAC Twelve, Inc.                            Delaware      100% TCFCII                      Holding company
BWAC Twenty-One, Inc.                        Delaware      100% TCFC Asset Holdings,        Holding company
                                                           Inc.

Camden Asset Management, LP                     CA         Partners are:  Limited           Investment advisor.
                                                           Partner - Monumental Life
                                                           Insurance Company
                                                           (47.136%); General Partner
                                                           - non-affiliate of AEGON,
                                                           Harpenden (38.114%).
                                                           Various individuals own the
                                                           balance of shares.
Canadian Premier Holdings Ltd.                Canada       100% AEGON DMS Holding B.V.      Holding company
Canadian Premier Life Insurance Company       Canada       100% Canadian Premier            Insurance company
                                                           Holdings Ltd.
Capital 200 Block Corporation                Delaware      100% Commonwealth General        Real estate holdings
                                                           Corporation
Capital General Development Corporation      Delaware      100% Commonwealth General        Holding company
                                                           Corporation
Capital Liberty, L.P.                        Delaware      99.0% Monumental Life            Holding company
                                                           Insurance Company (Limited
                                                           Partner); 1.0% Commonwealth
                                                           General Corporation
                                                           (General Partner)
Common Wealth Insurance Agency Inc.           Canada       100% Creditor Resources,         Insurance agency
                                                           Inc.
Commonwealth General Corporation             Delaware      100% AEGON U.S. Corporation      Holding company
("CGC")

Consumer Membership Services Canada           Canada       100% Canadian Premier            Marketing of credit card
Inc.                                                       Holdings Ltd.                    protection membership services
                                                                                            in Canada

Cornerstone International Holdings Ltd.         UK         100% AEGON DMS Holding B.V.      Holding company
CRC Creditor Resources Canadian Dealer        Canada       100% Creditor Resources,         Insurance agency
Network Inc.                                               Inc.
Creditor Resources, Inc.                     Michigan      100% AUSA Holding Co.            Credit insurance
CRI Canada Inc.                               Canada       100% Creditor Resources,         Holding company
                                                           Inc.
CRI Credit Group Services Inc.                Canada       100% Creditor Resources,         Holding company
                                                           Inc.
Diversified Actuarial Services, Inc.      Massachusetts    100% Diversified Investment      Employee benefit and actuarial
                                                           Advisors, Inc.                   consulting
Diversified Investment Advisors, Inc.        Delaware      100% AUSA Holding Co.            Registered investment advisor
Diversified Investors Securities Corp.       Delaware      100% Diversified Investment      Broker-Dealer
                                                           Advisors, Inc.
Edgewood IP, LLC                               Iowa        100% TOLIC                       Limited liability company
FED Financial, Inc.                          Delaware      100% Academy Insurance           Special-purpose subsidiary
                                                           Group, Inc.
FGH Eastern Region LLC                       Delaware      100% FGH USA LLC                 Real estate
FGH Realty Credit LLC                        Delaware      100% FGH Eastern Region LLC      Real estate
FGH USA LLC                                  Delaware      100% RCC North America LLC       Real estate
FGP 109th Street LLC                         Delaware      100% FGH USA LLC                 Real estate
FGP 90 West Street LLC                       Delaware      100% FGH USA LLC                 Real estate
FGP Burkewood, Inc.                          Delaware      100% FGH USA LLC                 Real estate
FGP Bush Terminal, Inc.                      Delaware      100% FGH Realty Credit LLC       Real estate
FGP Colonial Plaza, Inc.                     Delaware      100% FGH USA LLC                 Real estate
FGP Franklin LLC.                            Delaware      100% FGH USA LLC                 Real estate
FGP Herald Center, Inc.                      Delaware      100% FGH USA LLC                 Real estate
FGP Heritage Square, Inc.                    Delaware      100% FGH USA LLC                 Real estate
FGP Islandia, Inc.                           Delaware      100% FGH USA LLC                 Real estate
FGP Merrick, Inc.                            Delaware      100% FGH USA LLC                 Real estate
FGP Rockbeach, Inc..                         Delaware      100% FGH USA LLC                 Real estate
FGP West 32nd Street, Inc.                   Delaware      100% FGH USA LLC                 Real estate
FGP West Street LLC                          Delaware      100% FGH USA LLC                 Real estate

FGP West Street Two LLC                      Delaware      100% FGH USA LLC                 Real estate
Fifth FGP LLC                                Delaware      100% FGH USA LLC                 Real estate
Financial Planning Services, Inc.          District of     100% Ampac Insurance             Special-purpose subsidiary
                                             Columbia      Agency, Inc. (EIN
                                                           #27-1720755)
Financial Resources Insurance Agency          Texas        100% owned by Dan Trivers,       Retail sale of securities
of Texas                                                   VP & Director of Operations      products
                                                           of Transamerica Financial
                                                           Advisors, Inc., to comply
                                                           with Texas insurance law
First FGP LLC                                Delaware      100% FGH USA LLC                 Real estate
Force Financial Group, Inc.                  Delaware      100% Academy Insurance           Special-purpose subsidiary
                                                           Group, Inc.
Fourth FGP LLC                               Delaware      100% FGH USA LLC                 Real estate
Garnet Assurance Corporation                 Kentucky      100% Life Investors              Investments
                                                           Insurance Company of America

Garnet Assurance Corporation II                Iowa        100% Monumental Life             Business investments
                                                           Insurance Company
Garnet Assurance Corporation III               Iowa        100% Transamerica                Business investments
                                                           Occidental Life Insurance
                                                           Company
Garnet Community Investments I, LLC          Delaware      100% Life Investors              Securities
                                                           Insurance Company of America
Garnet Community Investments II, LLC         Delaware      100% Monumental Life             Securities
                                                           Insurance Company
Garnet Community Investments III, LLC        Delaware      100% Transamerica                Business investments
                                                           Occidental Life Insurance
                                                           Company
Garnet Community Investments IV, LLC         Delaware      100% Transamerica                Investments
                                                           Occidental Life Insurance
                                                           Company
Garnet Community Investments V, LLC          Delaware      100% Monumental Life             Investments
                                                           Insurance Company
Garnet Community Investments VI, LLC         Delaware      100% Monumental Life             Investments
                                                           Insurance Company
Garnet LIHTC Fund I, LLC                     Delaware      100% Garnet Community            Investments
                                                           Investments I, LLC
Garnet LIHTC Fund II, LLC                    Delaware      100% Garnet Community            Investments
                                                           Investments II, LLC
Garnet LIHTC Fund III, LLC                   Delaware      100% Garnet Community            Investments
                                                           Investments III, LLC
Garnet LIHTC Fund IV, LLC                    Delaware      100% Garnet Community            Investments
                                                           Investments IV, LLC
Garnet LIHTC Fund V, LLC                     Delaware      100% Garnet Community            Investments
                                                           Investments V, LLC
Garnet LIHTC Fund VI, LLC                    Delaware      100% Garnet Community            Investments
                                                           Investments VI, LLC
Gemini Investments, Inc.                     Delaware      100% TALIAC                      Investment subsidiary
Global Premier Reinsurance Company,       British Virgin   100% Commonwealth General        Reinsurance company
Ltd.                                                       Corporation
Great Companies, L.L.C.                        Iowa        47.50% Money Services, Inc.      Markets & sells mutual funds &
                                                                                            individually managed accounts
Greybox L.L.C.                               Delaware      100% Transamerica Leasing        Intermodal freight container
                                                           Holdings, Inc.                   interchange facilitation service
Home Loans and Finance Ltd.                    U.K.        100% TIISI                       Inactive - - this entity is in
                                                                                            the process of being liquidated
Innergy Lending, LLC                         Delaware      50% World Financial Group,       Lending
                                                           Inc.; 50% ComUnity Lending,
                                                           Inc.(non-AEGON entity)

Insurance Consultants, Inc.                  Nebraska      100% Commonwealth General        Brokerage
                                                           Corporation
InterSecurities, Inc.                        Delaware      100% AUSA Holding Co.            Broker-Dealer
Investors Warranty of America, Inc.            Iowa        100% AUSA Holding Co.            Leases business equipment
Iowa Fidelity Life Insurance Co.             Arizona       Ordinary common stock is         Insurance
                                                           allowed 60% of total
                                                           cumulative vote.
                                                           Participating common stock
                                                           is allowed 40% of total
                                                           cumulative vote.  First
                                                           AUSA Life Insurance Co.
JMH Operating Company, Inc.                Mississippi     100% People's Benefit Life       Real estate holdings
                                                           Insurance Company
Legacy General Insurance Company              Canada       100% Canadian Premier            Insurance company
                                                           Holdings Ltd.
Life Investors Alliance, LLC                 Delaware      100% LIICA                       Purchase, own, and hold the
                                                                                            equity interest of other
                                                                                            entities

Life Investors Insurance Company of            Iowa        504,032 shares Common Stock      Insurance
America                                                    owned by AEGON USA, Inc.;
                                                           504,033 shares Series A
                                                           Preferred Stock owned by
                                                           AEGON USA, Inc.

Massachusetts Fidelity Trust Co.               Iowa        100% AUSA Holding Co.            Trust company
Money Concepts (Canada) Limited               Canada       100% National Financial          Financial services, marketing
                                                           Corporation                      and distribution

Money Services, Inc.                         Delaware      100% AUSA Holding Co.            Provides financial counseling
                                                                                            for employees and agents of
                                                                                            affiliated companies
Monumental General Administrators, Inc.      Maryland      100% Monumental General          Provides management srvcs. to
                                                           Insurance Group, Inc.            unaffiliated third party
                                                                                            administrator

Monumental General Casualty Co.              Maryland      100% AEGON USA, Inc.             Insurance
Monumental General Insurance Group,          Maryland      100% AUSA Holding Co.            Holding company
Inc.
Monumental Life Insurance Company            Maryland      73.23% Capital General           Insurance Company
                                                           Development Company; 26.77%
                                                           First AUSA Life Insurance
                                                           Company
National Association Management and          Maryland      100% Monumental General          Provides actuarial consulting
Consultant Services, Inc.                                  Administrators, Inc.             services
National Financial Corporation                Canada       100% AEGON Canada, Inc.          Holding company
National Financial Insurance Agency,          Canada       100% 1488207 Ontario Limited     Insurance agency
Inc.
NEF Investment Company                      Calfornia      100% TOLIC                       Real estate development
Parkland Insurance Inc.                       Canada       100% Creditor Resources,         Insurance company
                                                           Inc.
Peoples Benefit Life Insurance Company         Iowa        76.3% Monumental Life            Insurance Company
                                                           Insurance Company; 20%
                                                           Capital Liberty, L.P.; 3.7%
                                                           CGC
Peoples Benefit Services, Inc.             Pennsylvania    100% Veterans Life               Special-purpose subsidiary
                                                           Insurance Company
Primus Guaranty, Ltd.                        Bermuda       Partners are:  Transamerica      Provides protection from
                                                           Life Insurance Company           default risk of investment
                                                           (13.1%) and non-affiliates       grade corporate and sovereign
                                                           of AEGON:  XL Capital, Ltd.      issues of financial obligations.
                                                           (34.7%); CalPERS/PCG
                                                           Corporate Partners Fund,
                                                           LLC (13.0%); Radian Group
                                                           (11.1%).

Prisma Holdings, Inc. I                      Delaware      100% AUSA Holding Co.            Holding company

Prisma Holdings, Inc. II                     Delaware      100% AUSA Holding Co.            Holding company
Professional Life & Annuity Insurance        Arizona       100% Transamerica Life           Reinsurance
Company                                                    Insurance Co.
Pyramid Insurance Company, Ltd.               Hawaii       100% Transamerica Corp.          Property & Casualty Insurance
QSC Holding, Inc.                            Delaware      100% AEGON USA Realty            Real estate and financial
                                                           Advisors, Inc.                   software production and sales
Quantitative Data Solutions, LLC             Delaware      60% owned by TOLIC               Special purpose corporation
Quest Membership Services, Inc.              Delaware      100% Commonwealth General        Travel discount plan
                                                           Corporation

RCC North America LLC                        Delaware      100% AEGON USA, Inc.             Real estate
RCC Properties Limited Partnership             Iowa        AEGON USA Realty Advisors,       Limited Partnership
                                                           Inc. is General
                                                           Partner and 5% owner;
                                                           all limited partners
                                                           are RCC entities
                                                           within the RCC group

Real Estate Alternatives Portfolio 1         Delaware      Members:  38.356%                Real estate alternatives
LLC                                                        Transamerica Life Insurance      investment
                                                           Co.; 34.247% TOLIC; 18.356%
                                                           LIICA; 6.301% Monumental
                                                           Life Insurance Co.; 2.74%
                                                           Transamerica Financial Life
                                                           Insurance Co.

Real Estate Alternatives Portfolio 2         Delaware      Members:  37.25%                 Real estate alternatives
LLC                                                        Transamerica Life Insurance      investment
                                                           Co.; 30.75% TOLIC; 22.25%
                                                           TALIAC; 7.5% Transamerica
                                                           Financial Life Insurance
                                                           Co.; 2.25% Stonebridge Life
                                                           Insurance Co.

Real Estate Alternatives Portfolio 3         Delaware      Members:  27% Transamerica       Real estate alternatives
LLC                                                        Life Insurance Co.; 23%          investment
                                                           TOLIC; 19% TALIAC; 1%
                                                           Stonebridge Life Insurance
                                                           Co.; 11% LIICA; 14% PBLIC;
                                                           5% MLIC

Real Estate Alternatives Portfolio 3A        Delaware      Members:  33.4% LIICA; 32%       Real estate alternatives
LLC                                                        PBLIC; 10% TOLIC; 9.4%           investment
                                                           MLIC; 9.4%
                                                           Transamerica
                                                           Financial Life
                                                           Insurance Company;
                                                           4.8% TALIAC; 1%
                                                           Stonebridge Life
                                                           Insurance Co.

Realty Information Systems, Inc.               Iowa        100% AEGON USA Realty            Information Systems for real
                                                           Advisors, Inc.                   estate investment management
Retirement Project Oakmont                      CA         General Partners:                Senior living apartment complex
                                                           Trransamerica Products,
                                                           Inc.; TOLIC; Transameirca
                                                           Oakmont Retirement
                                                           Associates, a CA limited
                                                           partnership.  Co-General
                                                           Partners of Transamerica
                                                           Oakmont Retirement
                                                           Associates are Transamerica
                                                           Oakmont Corp. and
                                                           Transamerica Products I
                                                           (Administrative General
                                                           Partner).
River Ridge Insurance Company                Vermont       100% AEGON Management            Captive insurance company
                                                           Company
Roundit, Inc.                                Maryland      50% AUSA Holding Co.             Financial services
Second FGP LLC                               Delaware      100% FGH USA LLC                 Real estate

Seventh FGP LLC                              Delaware        100% FGH USA LLC                   Real estate

Short Hills Management Company              New Jersey       100% AEGON U.S. Holding            Holding company
                                                             Corporation

South Glen Apartments, LLC                     Iowa          100% Transamerica                  Limited liability company
                                                             Affordable Housing, Inc.

Southwest Equity Life Ins. Co.               Arizona         100% of Common Voting Stock        Insurance
                                                             AEGON USA, Inc.

Stonebridge Benefit Services, Inc.           Delaware        100% Commonwealth General          Health discount plan
                                                             Corporation


Stonebridge Casualty Insurance                 Ohio          197,920 shares of Common           Insurance company
Company                                                                                    Stock owned by AEGON
                                                             U.S. Corporation;
                                                             302,725 shares of
                                                             Common Stock owned by
                                                             AEGON USA, Inc.

Stonebridge Group, Inc.                      Delaware        100% Commonwealth General          General purpose corporation
                                                             Corporation

Stonebridge International Insurance             UK           100% Cornerstone                   General insurance company
Ltd.                                                         International Holdings Ltd.

Stonebridge International Marketing             UK           100% Cornerstone                   Marketing
Ltd.                                                         International Holdings Ltd.

Stonebridge Life Insurance Company           Vermont         100% Commonwealth General          Insurance company
                                                             Corporation

TA Air X, Corp.                              Delaware        100% TCFC Air Holdings, Inc.       Special purpose corporation
TA Air XI, Corp.                             Delaware        100% TCFC Air Holdings, Inc.       Special purpose corporation
TA Leasing Holding Co., Inc.                 Delaware        100% TFC                           Holding company
TBC III, Inc.                                Delaware        100% TFCFC Asset Holdings,         Special purpose corporation
                                                             Inc.
TBK Insurance Agency of Ohio, Inc.             Ohio          500 shares non-voting              Variable insurance contract
                                                             common stock owned by              sales in state of Ohio
                                                             Transamerica Financial
                                                             Advisors, Inc.; 1 share
                                                             voting common stock owned
                                                             by James Krost

TCF Asset Management Corporation             Colorado        100% TCFC Asset Holdings,          A depository for foreclosed
                                                             Inc.                               real and personal property

TCFC Air Holdings, Inc.                      Delaware        100% Transamerica                  Holding company
                                                             Commercial Finance
                                                             Corporation, I

TCFC Asset Holdings, Inc.                    Delaware        100% Transamerica                  Holding company
                                                             Commercial Finance
                                                             Corporation, I

TCFC Employment, Inc.                        Delaware        100% Transamerica                  Used for payroll for employees
                                                             Commercial Finance                 at TFC
                                                             Corporation, I

TCFC Tax Holdings, Inc.                      Delaware        100% Transamerica                  Holding company
                                                             Commercial Finance
                                                             Corporation, I

TFC Properties, Inc.                         Delaware        100% Transamerica                  Holding company
                                                             Corporation
The AEGON Trust Advisory Board:              Delaware                                           Voting Trust
Donald J. Shepard, Joseph B.M.
Streppel, Alexander R. Wynaendts, and
Craig D. Vermie

The Gilwell Company                         California       100% TRS                           Ground lessee of 517 Washington
                                                                                                Street, San Francisco

The Insurance Agency for the American        Maryland        100% Veterans Life                 Insurance
Working Family, Inc.                                         Insurance Company

The RCC Group, Inc.                          Delaware        100% FGH USA LLC                   Real estate

The Whitestone Corporation                   Maryland        100% AEGON USA, Inc.               Insurance agency

TIHI Mexico, S. de R.L. de C.V.               Mexico         95% TIHI; 5% TOLIC                 To render and receive all kind of
                                                                                                administrative,accountant,
                                                                                                mercantile and financial counsel
                                                                                                and assistance to and from any
                                                                                                other Mexican or foreign
                                                                                                corporation, whether or not this
                                                                                                company is a shareholder of them

Transamerica Accounts Holding                Delaware        100% TCFC Asset Holdings,          Holding company
Corporation                                                  Inc.

Transamerica Affinity Services, Inc.         Maryland        100% AEGON Direct Marketing        Marketing company
                                                             Services, Inc.

Transamerica Affordable Housing, Inc.       California       100% TRS                           General partner LHTC Partnership

Transamerica Alquiler de Trailers, S.L.       Spain          100% Transamerica Leasing          Leasing
                                                             Holdings, inc.

Transamerica Annuity Service                New Mexico       100% TSC                           Performs services required for
Corporation                                                                                     structured settlements

Transamerica Aviation LLC                    Delaware        100% TCFC Air Holdings, Inc.       Special purpose corporation

Transamerica Business Technologies           Delaware        100% Transamerica Corp.            Telecommunications and data
Corporation.                                                                                    processing

Transamerica Capital, Inc.                  California       100% AUSA Holding Co.              Broker/Dealer

Transamerica CBO I, Inc.                     Delaware        100% Transamerica Corp.            Owns and manages a pool of
                                                                                                high-yield bonds
Transamerica China Investments              Hong Kong        99% TOLIC                          Holding company
Holdings Limited

Transamerica Commercial Finance              Ontario         100% BWAC Seventeen, Inc.          Dormant
Canada, Limited

Transamerica Commercial Finance              Delaware        100% TFC                           Holding company
Corporation, I

Transamerica Commercial Holdings               U.K.          100% BWAC Twenty-One Inc.          Holding company
Limited

Transamerica Consultora Y Servicios           Chile          95% TOLIC; 5% Transamerica         Special purpose limited
Limitada                                                     International Holdings, Inc.       liability corporation

Transamerica Consumer Finance Holding        Delaware        100% TCFC Asset Holdings,          Consumer finance holding company
Company                                                      Inc.

Transamerica Consumer Mortgage               Delaware        100% Transamerica Consumer         Securitization company
Receivables Corporation                                      Finance Holding Company

Transamerica Corporation                     Delaware        100% The AEGON Trust               Major interest in insurance and
                                                                                                finance

Transamerica Corporation (Oregon)             Oregon         100% Transamerica Corp.            Holding company

Transamerica Direct Marketing Asia          Australia        100% AEGON DMS Holding B.V.        Holding company
Pacific Pty Ltd.

Transamerica Direct Marketing               Australia        100% Transamerica Direct           Marketing/operations company
Australia Pty Ltd.                                           Marketing Asia Pacific Pty
                                                             Ltd.
Transamerica Direct Marketing Japan           Japan          100% AEGON DMS Holding B.V.        Marketing company
K.K.

Transamerica Direct Marketing Korea           Korea          99% AEGON DMS Holding B.V.:        Marketing company
Ltd.                                                         1% AEGON International N.V.

Transamerica Direct Marketing Taiwan,         Taiwan         100% AEGON DMS Holding B.V.        Authorized business:
Ltd.                                                                                            Enterprise management
                                                                                                consultancy, credit
                                                                                                investigation services, to
                                                                                                engage in business not
                                                                                                prohibited or restricted under
                                                                                                any law of R.O.C., except
                                                                                                business requiring special
                                                                                                permission of government

Transamerica Distribution Finance -              Delaware         100% TCFC Asset Holdings,         Commercial Finance
Overseas, Inc.                                                    Inc.

Transamerica Distribution Services,              Delaware         100% Transamerica Leasing         Dormant
Inc.                                                              Holdings, Inc.

Transamerica Finance Corporation                 Delaware         100% Transamerica Corp.           Commercial & Consumer Lending &
("TFC")                                                                                             equipment leasing

Transamerica Financial Advisors, Inc.            Delaware         100% TSC                          Broker/dealer

Transamerica Financial Life Insurance            New York         87.40% AEGON USA, Inc.;           Insurance
Company                                                           12.60% TOLIC

Transamerica Financial Resources Ins.            Alabama          100% Transamerica                 Insurance agent & broker
Agency of Alabama, Inc.                                           Financial Advisors, Inc.

Transamerica Financial Resources Ins.         Massachusetts       100% Transamerica Financial       Insurance agent & broker
Agency of Massachusetts, Inc.                                     Advisors, Inc..

Transamerica Financial Resources Ins.             Nevada          100% Transamerica Financial       Insurance agent & broker
Agency of Nevada, Inc.                                            Advisors, Inc.

Transamerica Fund Advisors, Inc.                 Florida          Western Reserve Life              Fund advisor
                                                                  Assurance Company of Ohio
                                                                  owns 78%; AUSA Holding Co.
                                                                  owns 22%

Transamerica Fund Services, Inc.                 Florida          100% Western Reserve Life         Mutual fund
                                                                  Assurance Co. of Ohio

Transamerica Funding LP                            U.K.           98% Transamerica Leasing          Intermodal leasing
                                                                  Holdings, Inc.; 1%
                                                                  Transamerica Distribution
                                                                  Services, Inc.; 1% BWAC
                                                                  Twenty One, Inc.

Transamerica GmbH, Inc.                          Delaware         100% TCFC Asset Holdings,         Holding company
                                                                  Inc.

Transamerica Holding B.V.                      Netherlands        100% AEGON International          Holding company
                                                                  N.V.

Transamerica Home Loan                          California        100% TCFC Asset Holdings,         Consumer mortgages
                                                                  Inc.

Transamerica IDEX Mutual Funds                Massachusetts       100% AEGON/Transamerica           Mutual fund
                                                                  Fund Advisers, Inc.

Transamerica Income Shares, Inc.                 Maryland         100% AEGON/Transamerica           Mutual fund
                                                                  Fund Advisers, Inc.

Transamerica Index Funds, Inc.                   Maryland         100% Transamerica                 Mutual fund
                                                                  Investment Management, LLC

Transamerica Insurance Marketing Asia           Australia         100% Transamerica Direct          Insurance intermediary
Pacific Pty Ltd.                                                  Marketing Asia Pacific Pty
                                                                  Ltd.

Transamerica International Direct                Maryland         100% Monumental General           Marketing arm for sale of mass
Marketing Group, Inc.                                             Insurance Group, Inc.             marketed insurance coverage

Transamerica International Holdings,             Delaware         100% Transamerica Corp.           Investments
Inc.

Transamerica International Insurance             Delaware         100% TSC                          Holding & administering foreign
Services, Inc. ("TIISI")                                                                            operations

Transamerica International RE                    Bermuda          100% Transamerica Corp.           Reinsurance
(Bermuda) Ltd.

Transamerica Investment Management, LLC          Delaware         21% Transamerica Investment       Investment adviser
                                                                  Services, Inc. as Original
                                                                  Member; 21% owned by
                                                                  Professional Members
                                                                  (employees of Transamerica
                                                                  Investment Services, Inc.)

Transamerica Investment Services, Inc.           Delaware         100% Transamerica Corp.           Investment adviser
("TISI")

Transamerica Investors, Inc.                     Maryland         Maintains advisor status          Advisor

Transamerica Leasing Coordination              Belgium            100% Transamerica Leasing         Leasing
Center                                                            Holdings, Inc.

Transamerica Leasing Holdings, Inc.            Delaware           100% TA Leasing Holding           Holding company
                                                                  Company, Inc.

Transamerica Life Canada                        Canada            100% AEGON Canada Inc.            Life insurance company

Transamerica Life Insurance and              N. Carolina          100% TOLIC                        Life insurance
Annuity Company ("TALIAC")

Transamerica Life Insurance Company              Iowa             223,500 shares Common Stock       Insurance
                                                                  owned by AEGON USA, Inc.;
                                                                  34,295 shares Common Stock
                                                                  owned by Transamerica Life
                                                                  Insurance and Annuity
                                                                  Company; 42,500 shares
                                                                  Series A Preferred Stock
                                                                  owned by AEGON USA, Inc.

Transamerica Mezzanine Financing Inc.          Delaware           100% TCFC  Asset Holdings,        Holding company
                                                                  Inc.

Transamerica Minerals Company                 California          100% TRS                          Owner and lessor of oil and gas
                                                                                                    properties

Transamerica Oakmont Corporation              California          100% TRS                          General partner retirement
                                                                                                    properties

Transamerica Oakmont Retirement               California          Co-General Partners are           Senior living apartments
Associates                                                        Transamerica Oakmont
                                                                  Corporation and
                                                                  Transamerica Products I
                                                                  (Administrative General
                                                                  Partner)

Transamerica Occidental Life Insurance           Iowa             100% TSC                          Life Insurance
Company ("TOLIC")

Transamerica Occidental's Separate            California          100% TOLIC                        Mutual fund
Account Fund C

Transamerica Pacific Insurance                  Hawaii            100% Transamerica Corp.           Life insurance
Company, Ltd.

Transamerica Premier Funds                     Maryland           100% Transamerica                 Investments
                                                                  Investors, Inc.

Transamerica Products I, Inc.                 California          100% TPI                          Co-general partner

Transamerica Products, Inc. ("TPI")           California          100% TSC                          Holding company

Transamerica Pyramid Properties LLC              Iowa             100% TOLIC                        Realty limited liability company

Transamerica Realty Investment                 Delaware           100% TOLIC                        Realty limited liability company
Properties LLC

Transamerica Realty Services, LLC              Delaware           100% Transamerica Corp.           Real estate investments
("TRS")

Transamerica Retirement Communities            Delaware            100% TFC Properties, Inc.        Owned property
S.F., Inc.

Transamerica Retirement Communities            Delaware           100% TFC Properties, Inc.         Owned property
S.J., Inc.

Transamerica Securities Sales Corp.            Maryland           100% TSC                          Life insurance sales

Transamerica Service Company ("TSC")           Delaware           100% TIHI                         Passive loss tax service

Transamerica Small Business Capital,           Delaware           100% TCFC Asset Holdings,         Holding company
Inc.                                                              Inc.

Transamerica Trailer Holdings I Inc.           Delaware           100% Transamerica Leasing         Holding company
                                                                  Holdings, Inc.

Transamerica Trailer Holdings II Inc.          Delaware           100% Transamerica Leasing         Holding company
                                                                  Holdings, Inc.

Transamerica Trailer Holdings III Inc.         Delaware           100% Transamerica Leasing         Holding company
                                                                  Holdings, Inc.

Transamerica Trailer Leasing (Belgium)         Belgium            100% Transamerica Leasing         Leasing
N.V.                                                              Holdings, Inc.

Transamerica Trailer Leasing                 Netherlands        100% Transamerica Leasing         Leasing
(Netherlands) B.V.                                              Holdings, Inc.

Transamerica Trailer Leasing A/S               Denmark          100% Transamerica Leasing         Leasing
                                                                Holdings, Inc.

Transamerica Trailer Leasing AB                 Sweden          100% Transamerica Leasing         Leasing
                                                                Holdings, Inc.

Transamerica Trailer Leasing AG              Switzerland        100% Transamerica Leasing         Leasing
                                                                Holdings, Inc.

Transamerica Trailer Leasing GmbH              Germany          100% Transamerica Leasing         Leasing
                                                                Holdings, Inc.

Transamerica Trailer Leasing Limited             U.K.           100% Transamerica                 Leasing
                                                                Commercial Holdings Limited

Transamerica Trailer Leasing S.N.C.             France          99.99% owned by Greybox           Leasing
                                                                LLC; .01% owned by
                                                                Transamerica Trailer
                                                                Holdings III, Inc.

Transamerica Trailer Leasing Sp. Z.O.O.  .      Poland          100% Transamerica Leasing         Leasing
                                                                Holdings, Inc.

Transamerica Transport Inc.                   New Jersey        100% Transamerica Leasing         Dormant
                                                                Holdings, Inc.

Transamerica Vendor Financial Services         Delaware         100% TCFC  Asset Holdings,        Provides commercial leasing
Corporation                                                     Inc.

Unicom Administrative Services, GmbH           Germany          100% Unicom Administrative        This entity is in the process
                                                                Services, Inc.                    of being liquidated

Unicom Administrative Services, Inc.         Pennsylvania       100% Academy Insurance            Provider of admin. services
                                                                Group, Inc.

United Financial Services, Inc.                Maryland         100% AEGON USA, Inc.              General agency

Universal Benefits Corporation                   Iowa           100% AUSA Holding Co.             Third party administrator

USA Administration Services, Inc.               Kansas          100% TOLIC                        Third party administrator

Valley Forge Associates, Inc.                Pennsylvania       100% Ampac Insurance              Furniture & equipment lessor
                                                                Agency, Inc. (EIN
                                                                #27-1720755)

Veterans Insurance Services, Inc.              Delaware         100% Ampac Insurance              Special-purpose subsidiary
                                                                Agency, Inc. (EIN
                                                                #27-1720755)

Veterans Life Insurance Company                Illinois         100% AEGON USA, Inc.              Insurance company

Western Reserve Life Assurance Co. of            Ohio           100% AEGON USA, Inc.              Insurance
Ohio

WFG Insurance Agency of Puerto Rico,         Puerto Rico        100% World Financial Group        Insurance agency
Inc.                                                            Insurance Agency, Inc.

WFG Property & Casualty Insurance              Alabama          100% WFG Property &               Insurance agency
Agency of Alabama, Inc.                                         Casualty Insurance Agency,
                                                                Inc.

WFG Property & Casualty Insurance             California        100% WFG Property &               Insurance agency
Agency of California, Inc.                                      Casualty Insurance Agency,
                                                                Inc.

WFG Property & Casualty Insurance            Mississippi        100% WFG Property &               Insurance agency
Agency of Mississippi, Inc.                                     Casualty Insurance Agency,
                                                                Inc.

WFG Property & Casualty Insurance               Nevada          100% WFG Property &               Insurance agency
Agency of Nevada, Inc.                                          Casualty Insurance Agency,
                                                                Inc.

WFG Property & Casualty Insurance              Georgia          100% World Financial Group        Insurance agency
Agency, Inc.                                                    Insurance Agency, Inc.

WFG Propreties Holdings, LLC                   Georgia          100% World Financial Group,       Marketing
                                                                Inc.

WFG Securities of Canada, Inc.                  Canada          100% World Financial Group        Mutual fund dealer
                                                                Holding Company of Canada,
                                                                Inc.

Whirlpool Financial Corporation Polska        Poland       100% Transamerica               Inactive - commercial finance
SpoZOO                                                     Commercial Holdings Limited
World Financial Group Holding Company         Canada       100% TIHI                       Holding company
of Canada Inc.
World Financial Group Insurance Agency       Ontario       50% World Financial Group       Insurance agency
of Canada Inc.                                             Holding Co. of Canada Inc.;
                                                           50% World Financial Group
                                                           Subholding Co. of Canada
                                                            Inc.

World Financial Group Insurance Agency        Hawaii       100% World Financial Group      Insurance agency
of Hawaii, Inc.                                            Insurance Agency, Inc.
World Financial Group Insurance Agency    Massachusetts    100% World Financial Group      Insurance agency
of Massachusetts, Inc.                                     Insurance Agency, Inc.
World Financial Group Insurance Agency      New Mexico     100% World Financial Group      Insurance agency
of New Mexico, Inc.                                        Insurance Agency, Inc.
World Financial Group Insurance Agency       Wyoming       100% World Financial Group      Insurance agency
of Wyoming, Inc.                                           Insurance Agency, Inc.
World Financial Group Insurance             California     100% Western Reserve Life       Insurance agency
Agency, Inc.                                               Assurance Co. of Ohio
World Financial Group Subholding              Canada       100% World Financial Group      Holding company
Company of Canada Inc.                                     Holding Company of Canada,
                                                            Inc.

World Financial Group, Inc.                  Delaware      100% AEGON Asset Management     Marketing
                                                            Services, Inc.
World Group Securities, Inc.                 Delaware      100% AEGON Asset Management     Broker-dealer
                                                            Services, Inc.
WRL Insurance Agency of Massachusetts,    Massachusetts    100% WRL Insurance Agency,      Insurance agency
Inc.                                                        Inc.
WRL Insurance Agency of Wyoming, Inc.        Wyoming       100% WRL Insurance Agency,      Insurance agency
                                                            Inc.
WRL Insurance Agency, Inc.                  California     100% Western Reserve Life       Insurance agency
                                                            Assurance Co. of Ohio
Zahorik Company, Inc.                       California     100% AUSA Holding Co.           Broker-Dealer
Zahorik Texas, Inc.                           Texas        100% Zahorik Company, Inc.      Insurance agency
ZCI, Inc.                                    Alabama       100% Zahorik Company, Inc.      Insurance agency

ITEM  30. INDEMNIFICATION

                          Ohio General Corporation Law

SECTION 1701.13 AUTHORITY OF CORPORATION

      (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

      (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

      (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

      (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

      (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1 ) and
(2) of this section. Such determination shall be made as follows:

      (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

      (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

      (c) By the shareholders;

      (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

      Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

      (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

      (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

      (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

      (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

      (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1 ) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

      (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

      EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

      (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

      (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

      (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

      (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

      (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

      Indemnification of Directors and Officers

      Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

ITEM 31. PRINCIPAL UNDERWRITERS

A. AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q , Separate Account VA R , Separate Account VA S, Separate Account VA W, Transamerica Corporate Separate Account Sixteen,

Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account C, Separate Account VA 2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

B. Directors and Officers of AFSG

                           Principal
                            Business
Name                        Address   Position and Offices with Underwriter
Larry N. Norman               (1)     Director and President
Lisa A. Wachendorf            (1)     Director, Vice President and Chief Compliance Officer
John K. Carter                (2)     Vice President
Thomas R. Moriarty            (2)     Vice President
Frank A. Camp                 (1)     Secretary
Priscilla I. Hechler          (2)     Assistant Vice President and Assistant Secretary
Linda Gilmer                  (1)     Assistant Treasurer
Darin D. Smith                (1)     Vice President and Assistant Secretary
Teresa L. Stolba              (1)     Assistant Compliance Officer
Emily M. Bates                (3)     Assistant Treasurer
Clifton W. Flenniken, III     (4)     Assistant Treasurer
Kim D. Day                    (2)     Director, Vice President
Kyle A. Keelan                (2)     Vice President

(1) 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3) 400 West Market Street, Louisville, Kentucky 40202

(4) 1111 North Charles Street, Baltimore, Maryland 21201

C. Compensation to Principal Underwriter from Registrant

For Fiscal Year 2004

                    Net Underwriting
Name of Principal    Discounts and      Compensation on     Brokerage
   Underwriter        Commissions         Redemption       Commissions    Commission
AFSG Securities           0                    0                0              0
Corporation

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books, or other documents required to be maintained by
            Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 33.    MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 34.    FEE REPRESENTATION

            Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and State of Florida on the 23rd day of February, 2005.

                                    WRL SERIES LIFE CORPORATE ACCOUNT
                                             (Registrant)

                              By   /s/ Priscilla I. Hechler
                                   ------------------------------------------
                              Name:  Ron Wagley
                              Title: Chairman of the Board

                                    WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                                  (Depositor)

                              By   /s/ Priscilla I. Hechler
                                   ------------------------------------------
                              Name:  Ron Wagley
                              Title: Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                      TITLE                     DATE
/s/ Priscilla I. Hechler            Chairman of the Board          2/23/05
----------------------------                                       -------------
Ron Wagley
                                    Director and
/s/ Priscilla I. Hechler            President                      2/23/05
----------------------------                                       ------------
Brenda K. Clancy

/s/ Priscilla I. Hechler            Director and Vice President    2/23/05
----------------------------                                       ------------
Paul Reaburn

/s/ Priscilla I. Hechler            Director and                   2/23/05
----------------------------        Senior Vice President          ------------
Kenneth Kilbane

/s/ Priscilla I. Hechler            Director                       2/23/05
----------------------------                                       ------------
Arthur C. Schneider

/s/ Priscilla I. Hechler            Chief Executive Officer        2/23/05
----------------------------                                       ------------
Charles T. Boswell

/s/ Priscilla I. Hechler            Vice President, Treasurer      2/23/05
----------------------------        Controller                     ------------
Allan J. Hamilton

/s/ Priscilla I. Hechler            Actuary and                    2/23/05
----------------------------        Chief Financial Officer        ------------
Christopher H. Garrett

/s/ Priscilla I. Hechler
----------------------------
*Signed by Priscilla I. Hechler as Attorney in Fact

                                  EXHIBIT INDEX

Item 27(j)  Other Material Contracts
   x.       Power of Attorney for Allan J. Hamilton
   xi.      Power of Attorney for Brenda K. Clancy
   xii.     Power of Attorney for Arthur C. Schneider
   xiii.    Power of Attorney for Charles T. Boswell
   xiv.     Power of Attorney for Christopher H. Garrett
   xv.      Power of Attorney for Kenneth Kilbane